            As filed with the U.S. Securities and Exchange Commission
                               on December 3, 1998


                        Securities Act File No. 333-00533
                    Investment Company Act File No. 811-07517

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [x]

                         Pre-Effective Amendment No.                         [ ]


                       Post-Effective Amendment No. 6                        [x]


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [x]


                                 Amendment No. 7                             [x]


                       (Check appropriate box or boxes)

                       Warburg, Pincus Balanced Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

        466 Lexington Avenue
         New York, New York                                           10017-3147
(Address of Principal Executive Office)                               (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (212) 878-0600

                               Mr. Eugene P. Grace
                       Warburg, Pincus Balanced Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                     (Name and Address of Agent for Service)

                                    Copy to:


                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering:  February 1, 1999


      It is proposed that this filing will become effective (check appropriate box)


            ____ immediately upon filing pursuant to paragraph (b)
            ____ on ___________, 1998 pursuant to paragraph (b)
             x 60 days after filing pursuant to paragraph (a)(1)
            ____ on ____________ pursuant to paragraph (a)(1)
            ____ 75 days after filing pursuant to paragraph (a)(2)
            ____ on _____ pursuant to paragraph (a)(2) of rule 485


      If appropriate, check following box:

            ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 Subject to Completion, dated December 3, 1998

                                   PROSPECTUS
                                  Common Class
                                February 1, 1999

                                 WARBURG PINCUS
                                 BALANCED FUND

                                       B

                                 WARBURG PINCUS
                              GROWTH & INCOME FUND

                                       B

                                 WARBURG PINCUS
                           CAPITAL APPRECIATION FUND

                                       B

                                 WARBURG PINCUS
                              HEALTH SCIENCES FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

                          [Warburg Pincus Funds Logo]

     THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                   CONTENTS

KEY POINTS.................... ....................           4
   Goals and Principal Strategies..................           4
   Investor Profile................................           4
   A Word About Risk...............................           5
PERFORMANCE SUMMARY............... ................           6
   Year-by-Year Total Returns......................           6
   Average Annual Total Returns....................           7
INVESTOR EXPENSES................ .................           8
   Fees and Fund Expenses..........................           8
   Example.........................................           9
THE FUNDS IN DETAIL............... ................          10
   The Management Firm.............................          10
   Multi-Class Structure...........................          10
   Fund Information Key............................          11
BALANCED FUND.................. ...................          12
GROWTH & INCOME FUND............... ...............          16
CAPITAL APPRECIATION FUND............ .............          18
HEALTH SCIENCES FUND............... ...............          20
MORE ABOUT RISK................. ..................          22
   Introduction....................................          22
   Types of Investment Risk........................          22
   Certain Investment Practices....................          25
MEET THE MANAGERS................ .................          28
ABOUT YOUR ACCOUNT................ ................          30
   Share Valuation.................................          30
   Buying and Selling Shares.......................          30
   Account Statements..............................          31
   Distributions...................................          31
   Taxes...........................................          31
OTHER INFORMATION................ .................          33
   About the Distributor...........................          33
FOR MORE INFORMATION............... ...............  back cover

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES

  FUND/RISK FACTORS               GOAL                          STRATEGY
BALANCED FUND            Maximum total return       - Invests in equity and
Risk factors:            (through a combination of    fixed-income securities
 Market risk             long-term growth of        - Focuses stock investments on
 Interest-rate risk      capital, and current         large U.S. companies
                         income) consistent with    - Uses both growth and value
                         preservation of capital      investment criteria (seeks
                                                      "growth at a reasonable price")
                                                    - Favors intermediate-term,
                                                      investment-grade bonds
GROWTH & INCOME FUND     Long-term growth of        - Invests primarily in equity
Risk factors:            capital, income and a        securities
 Market risk             reasonable current return  - Focuses on large U.S. companies
                                                    - Analyzes such factors as
                                                      price-to-earnings and
                                                      price-to-book ratios, using a
                                                      value investment style
CAPITAL APPRECIATION     Long-term capital          - Invests primarily in equity
FUND                     appreciation                 securities of U.S. companies
Risk factors:                                       - Seeks sectors and companies that
 Market risk                                          will outperform the overall
                                                      market
                                                    - Looks for themes or patterns
                                                      associated with growth
                                                      companies, such as significant
                                                      fundamental changes, generation
                                                      of a large free cash flow or
                                                      company share buyback programs
HEALTH SCIENCES FUND     Capital appreciation       - Invests mainly in equity
Risk factors:                                         securities of U.S. companies
 Market risk                                        - Emphasizes the health services,
 Sector concentration                                 pharmaceuticals and
 Legal risk                                           medical-devices industries
 Regulatory risk                                    - Can invest in companies of any
                                                      size
                                                    - Uses a top-down investment
                                                      approach among four categories
                                                      of health-sciences companies --
                                                      buyers, providers, suppliers and
                                                      innovators

     INVESTOR PROFILE

   These funds are designed for investors who:

 -are investing for long-term goals that may include college or retirement

 -are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 -are investing for total return, growth and income, or capital appreciation

 -want to diversify their portfolios into common stocks
   They may NOT be appropriate if you:

 -are investing for a shorter time horizon

 -are uncomfortable with an investment that will fluctuate in value

 -are looking primarily for income

   You should base your selection of a fund on your own goals, risk preferences and time horizon.
                                        4

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK
All funds

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

INTEREST-RATE RISK
Balanced Fund

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

SECTOR CONCENTRATION
Health Sciences Funds

   A fund that invests more than 25% of its net assets in a group of related industries (market sector) is subject to increased risk.

 -Fund performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market.

 -Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.

LEGAL RISK
Health Sciences Fund

   Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or a fund's performance.

REGULATORY RISK
Health Sciences Fund

   Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

   Because the Health Sciences Fund involves a high level of risk, you should consider it only for the aggressive portion of your portfolio. The Health Sciences Fund may not be appropriate for everyone.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to ten years. The table compares each fund's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.


                           YEAR-BY-YEAR TOTAL RETURNS


YEAR ENDED 12/31:                1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
                                 19.55%    3.09%     25.13%    7.51%     10.73%    1.32%     31.55%    12.88%    16.37%

BALANCED FUND
 Best Quarter: 10.42% (Q3 95)
 Worst Quarter: -6.18% (Q3 90)
 Inception date: 10/6/88


YEAR ENDED 12/31:                1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
                                 20.74%    4.03%     13.01%    8.55%     35.79%    7.58%     20.42%    -1.20%    30.25%

GROWTH & INCOME FUND
 Best Quarter: 17.93% (Q3 93)
 Worst Quarter: -5.18% (Q3 96)
 Inception date: 10/6/88

YEAR ENDED 12/31:                1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
                                 26.79%    -5.47%    26.29%    7.61%     15.87%    -2.86%    38.10%    23.27%    31.39%

CAPITAL APPRECIATION FUND
 Best Quarter: 14.34% (Q2 97)
 Worst Quarter: -12.23% (Q3 90)
 Inception date:  8/17/87

YEAR ENDED 12/31:                1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
                                                                                                                 27.35%

HEALTH SCIENCES FUND
 Best Quarter: 17.78% (Q2 97)
 Worst Quarter: -3.80% (Q1 97)
 Inception date: 12/31/96

                          AVERAGE ANNUAL TOTAL RETURNS

                                ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
    PERIOD ENDED 12/31/98:        1998     1994-1998    1989-1998    FUND       DATE
BALANCED FUND(1)                 XX.xx%      XX.xx%      XX.xx%     XX.xx%     10/6/88
S&P 500                          XX.xx%      XX.xx%      XX.xx%     XX.xx%
LEHMAN INTERMEDIATE
  GOVERNMENT/CORPORATE BOND
  INDEX                          XX.xx%      XX.xx%      XX.xx%     XX.xx%
GROWTH & INCOME FUND(2)          XX.xx%      XX.xx%      XX.xx%     XX.xx%     10/6/88
S&P 500                          XX.xx%      XX.xx%      XX.xx%     XX.xx%
CAPITAL APPRECIATION FUND        XX.xx%       X.xx%      XX.xx%     XX.xx%     8/17/87
S&P 500                          XX.xx%      XX.xx%      XX.xx%     XX.xx%
HEALTH SCIENCES FUND             XX.xx%                             XX.xx%    12/31/96
S&P 500                          XX.xx%      XX.xx%      XX.xx%     XX.xx%
[LIPPER HEALTH/BIOTECHNOLOGY
  FUNDS INDEX]                   XX.xx%      XX.xx%      XX.xx%     XX.xx%

(1) Warburg Pincus assumed management of the fund on September 30, 1994.

(2) Warburg Pincus assumed management of the fund on January 1, 1992.

                           UNDERSTANDING PERFORMANCE

   -TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   -A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   -An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year.
    It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   -Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 1998.


                                                GROWTH &     CAPITAL       HEALTH
                                     BALANCED    INCOME    APPRECIATION   SCIENCES
                                       FUND       FUND         FUND         FUND
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases      NONE       NONE        NONE          NONE
Deferred sales charge "load"          NONE       NONE        NONE          NONE
Sales charge "load" on reinvested
  distributions                        NONE       NONE         NONE         NONE
Redemption fees                        NONE       NONE         NONE         NONE
Exchange fees                          NONE       NONE         NONE         NONE
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
Management fee                         .90%       .25%         .70%        1.00%
Distribution and service (12b-1)
 fee                                    xx%       NONE         NONE          xx%
Other expenses                          xx%        xx%          xx%          xx%
TOTAL ANNUAL FUND OPERATING
 EXPENSES*                              xx%        xx%          xx%          xx%

* Actual fees and expenses for the fiscal year ended October 31, 1998 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for some funds during 1998 but may be discontinued at any time.


                                                GROWTH &     CAPITAL       HEALTH
    EXPENSES AFTER WAIVERS AND       BALANCED    INCOME    APPRECIATION   SCIENCES
          REIMBURSEMENTS               FUND       FUND         FUND         FUND
Management fee                          xx%        xx%          xx%          xx%
Distribution and service (12b-1)
  fee                                   xx%       NONE         NONE          xx%
Other expenses                          xx%        xx%          xx%          xx%
TOTAL ANNUAL FUND OPERATING
  EXPENSES                              xx%        xx%          xx%          xx%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
BALANCED FUND                               $xx          $xx           $xx         $xx
GROWTH & INCOME FUND                        $xx           $x           $xx         $xx
CAPITAL APPRECIATION FUND                   $xx          $xx           $xx         $xx
HEALTH SCIENCES FUND                        $xx          $xx           $xx         $xx

                              THE FUNDS IN DETAIL

     THE MANAGEMENT FIRM

WARBURG PINCUS ASSET
MANAGEMENT, INC.
466 Lexington Avenue
New York, NY 10017-3147

- Investment adviser for the funds

- Responsible for managing each fund's assets according to its goal and strategy

- A professional investment advisory firm providing investment services to individuals since 1970 and to institutions since 1973

- Currently manages approximately $xx billion in assets

   For easier reading, Warburg Pincus Asset Management, Inc. will be referred to as "Warburg Pincus" or "we" throughout this prospectus.

     MULTI-CLASS STRUCTURE

   This prospectus offers Common Class shares of the funds. Common Class shares are no-load.

   Each of the funds except the Health Sciences Fund offers Advisor Class shares described in separate prospectuses. Advisor Class shares are available through financial-services firms.

     FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

    GOAL AND STRATEGY

    The fund's particular investment goals and the strategies it intends to use in pursuing them. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES
   Actual fund expenses for the 1998 fiscal year. Future expenses may be higher or lower.

 -MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 -DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 -OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the fund's audited financial performance for up to five years.

 -TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital gain distributions.

 -PORTFOLIO TURNOVER An indication of trading frequency.

  The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                                 BALANCED FUND
     GOAL AND STRATEGY

   The Balanced Fund seeks to maximize total return (through a combination of long-term growth of capital, and current income) consistent with preservation of capital. To pursue this goal, the fund allocates its assets among a diversified mix of equity and fixed-income securities. At least 25% of fund assets will be in securities of each type, and it is anticipated that more than 25% of fund assets will usually be in fixed-income securities, although the relative weightings of equity and fixed-income securities will shift over time.

   In choosing equity securities, the fund's portfolio managers seek to identify companies that are attractively valued relative to their projected growth rates. Because it includes elements of growth and value investment styles, this approach can be described as a "blended approach" or "growth at a reasonable price." The fund focuses on large U.S. companies comparable in size to those in the S&P 500. [As of March 31, 1998, market capitalizations of S&P 500 companies ranged from $483 million to $282 billion.]

   For its fixed-income investments, the fund favors investment-grade debt securities with between three and 10 years left to maturity. The Board of Directors may change the fund's goal without shareholder approval.

     PORTFOLIO INVESTMENTS

   The fund's equity holdings may include:

 -common stocks

 -securities convertible into common stocks

 -securities such as rights and warrants, whose values are based on common stocks

   Fixed-income investments will consist primarily of:

 -corporate bonds, debentures and notes

 -non-convertible preferred stocks

 -government, bank and commercial obligations

 -asset-backed and mortgage-backed securities

   This fund may invest up to:

 -10% of net assets in debt securities rated from BB/Ba to C (junk bonds)

 -15% of assets in zero-coupon bonds

 -15% of assets in foreign securities

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 -market risk

 -interest-rate risk

   The value of your investment will fluctuate in response to stock and bond market movements.

   The fund's fixed-income holdings are intended to reduce its volatility and downside risk. Of course, this is not guaranteed.

    Fixed-income investments are generally considered less risky than stocks, although their risk can vary widely depending upon factors such as issuer and maturity. In the long run, the fund may produce more modest returns than riskier funds as a trade-off for this potentially lower risk.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

    PORTFOLIO MANAGEMENT

   Brian S. Posner and Scott T. Lewis manage the fund's equity portion. Dale C. Christensen manages the fixed-income portion. You can find out more about the fund's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                         xx%
   Distribution and service
   (12b-1) fee                                                            xx%
   All other expenses                                                     xx%

   Total expenses                                                         xx%

                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


           PERIOD ENDED:              10/98     10/97(1)     8/97       8/96       8/95       8/94
PER-SHARE DATA
Net asset value, beginning of
 period                                           $14.24     $11.94     $11.12     $11.01     $11.71
Investment activities:
Net investment income                                .03       0.23       0.16       0.21       0.41
Net gains or losses on investments
and foreign currency related items
(both realized and unrealized)                      0.15       2.46       0.94       1.72       0.32
 Total from investment activities                   0.19       2.69       1.10       1.93       0.74
Distributions:
From net investment income                          (.05)     (0.24)     (0.13)     (0.31)     (0.46)
From realized capital gains                           --      (0.15)     (0.15)     (1.51)     (0.98)
 Total distributions                                (.05)     (0.39)     (0.28)     (1.82)     (1.44)
Net asset value, end of period                    $14.38     $14.24     $11.94     $11.12     $11.01
Total return                                        1.30%(2)    23.03%     9.99%    21.56%      6.86%(3)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s
omitted)                                         $38,294    $38,926    $30,853     $5,342       $808
Ratio of expenses to average net
 assets(4)                                          1.35%(5)     1.35%     1.53%     1.53%         0%
Ratio of net income to average net
assets                                              1.38%(5)     1.76%     1.66%     2.30%      3.76%
Decrease reflected in above
operating expense ratios due to
waivers/reimbursements
Portfolio turnover rate                               15%(2)      120%      108%      107%        32%

(1) For the two months ended October 31, 1997.

(2) Non annualized.

(3) Sales load not reflected in total return. The sales load was estimated effective August 31, 1994.

(4) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average
net assets for the Warburg Pincus Balanced Fund would have been     % for the
year ended October 31, 1998, 2.03% (annualized) for the two months ended October 31, 1997 and 1.90%, 2.43%, 6.04% and 5.46% for the years ended August 31, 1997,
1996, 1995 and 1994, respectively.

(5) Annualized.

                    [This page is intentionally left blank.]

                              GROWTH & INCOME FUND
   GOAL AND STRATEGY

   The Growth & Income Fund seeks long-term growth of capital, income and a reasonable current return. To pursue this goal, it invests primarily in equity securities of value companies.

   Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book and debt-to-equity ratios. The portfolio manager determines value based upon research and analysis, taking all relevant factors into account.

   This fund expects to focus on large U.S. companies with market capitalizations of $1 billion or more, although it may invest in companies of any size.

   The fund pursues its income objective by investing in dividend-paying equity securities. However, the fund's dividend distribution will vary and may be low. The Board of Directors may change the fund's goal without shareholder approval.

     PORTFOLIO INVESTMENTS

   Normally this fund invests substantially all of its assets in equity securities, including:

 -common stocks

 -securities convertible into common stocks

 -securities such as rights and warrants, whose values are based on common stocks

   It may also invest in preferred stocks and non-convertible debt securities such as bonds, debentures and notes.

   This fund may invest up to:

 -10% of net assets in debt securities rated from BB/Ba to C (junk bonds)

 -15% of assets in real-estate investment trusts (REITs)

 -20% of assets in foreign securities

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factor is:

 -market risk

   The value of your investment will fluctuate in response to stock market movements. The amount of income you receive from the fund also will fluctuate.

   The fund's emphasis on large-company value stocks may reduce its volatility and downside risk. Of course, this is not guaranteed. Value stocks in theory are already underpriced, and large-company stocks tend to be less volatile than small-company stocks. However, a value stock may never reach what the manager believes is its full value, or may even go down in price. In the long run, the fund may produce more modest returns than riskier stock funds as a trade-off for this potentially lower risk.

   "More About Risk" details certain other investment practices the fund may
                                       16
use. Please read that section carefully
before you invest.

     PORTFOLIO MANAGEMENT

   Brian S. Posner manages the fund's investment portfolio. You can find out more about him in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                         xx%

   All other expenses                                                     xx%

   Total expenses                                                         xx%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


      PERIOD ENDED:           10/98       10/97(1)      8/97        8/96         8/95         8/94
PER-SHARE DATA
Net asset value, beginning
of period                                   $18.44      $14.90      $16.40        $14.56      $16.72
Investment activities:
Net investment income                         0.02        0.14        0.11          0.22        0.08
Net gains or losses on
investments (both realized
and unrealized)                               0.14        3.54       (0.66)         1.98        1.81
 Total from investment
 activities                                   0.16        3.67       (0.55)         2.21        1.89
Distributions:
From net investment income                   (0.04)      (0.13)      (0.14)        (0.18)      (0.08)
From realized capital
 gains                                          --          --       (0.81)        (0.18)      (3.98)
 Total distributions                          (.04)      (0.13)      (0.95)        (0.37)      (4.05)
Net asset value, end of
period                                      $18.56      $18.44      $14.90        $16.40      $14.56
Total return                                   .85%(2)    24.78%     (3.54%)       15.62%      14.41%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(000s omitted)                            $608,205    $601,159    $727,627    $1,038,193    $410,658
Ratio of expenses to
average net assets(3)                         1.18%(4)     1.15%      1.21%         1.22%       1.28%
Ratio of net income to
average net assets                             .75%(4)      .80%       .69%         1.64%        .41%
Decrease reflected in
above operating expense
ratios due to
waivers/reimbursements
Portfolio turnover rate                         19%(2)      148%        94%          109%        150%

(1) For the two months ended October 31, 1997.

(2) Non annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's net expense ratio.

(4) Annualized.

                           CAPITAL APPRECIATION FUND
     GOAL AND STRATEGY

   This fund seeks long-term capital appreciation. To pursue its goal, the fund invests primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

   Warburg Pincus seeks to identify growth opportunities for the fund. We look for sectors and companies that we believe will outperform the overall market. We also look for themes or patterns that we generally associate with growth companies, such as:

 -significant fundamental changes, including changes in senior management

 -generation of a large free cash flow

 -proprietary products and services

 -company share buyback programs

   The portfolio manager selects growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

     PORTFOLIO INVESTMENTS

   This fund will ordinarily invest substantially all of its assets--but no less than 80% of assets--in the following types of equity securities:

 -common stocks

 -warrants

 -securities convertible into or exchangeable for common stocks

 -depositary receipts relating to equity securities

   The fund may invest up to 20% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factor is:

 -market risk

   The value of your investment will fluctuate in response to stock market movements.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Susan L. Black manages the fund's investment portfolio. You can find out more about her in "Meet the Managers."
     INVESTOR EXPENSES

   Management fee                                                         xx%

   All other expenses                                                     xx%

   Total expenses                                                         xx%


                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.



           PERIOD ENDED:               10/98         10/97         10/96         10/95         10/94
PER-SHARE DATA
Net asset value, beginning of period                  $17.95        $16.39        $14.29        $15.32
Investment activities:
Net investment income                                   0.11          0.08          0.04          0.04
Net gains or losses on investments
(both realized and unrealized)                          4.93          3.53          3.08          0.17
 Total from investment activities                       5.04          3.61          3.12          0.21
Distributions:
From net investment income                             (0.10)        (0.01)        (0.04)        (0.05)
From realized capital gains                            (1.80)        (2.04)        (0.98)        (1.19)
 Total distributions                                   (1.90)        (2.05)        (1.02)        (1.24)
Net asset value, end of period                        $21.09        $17.95        $16.39        $14.29
Total return                                           30.98%        24.67%        24.05%         1.65%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s
omitted)(1)                                         $587,091      $407,707      $235,712      $159,346
Ratio of expenses to average net
 assets                                                 1.01%         1.04%         1.12%         1.05%
Ratio of net income to average net
 assets                                                  .54%          .59%          .31%          .26%
Decrease reflected in above
operating expense ratios due to
waivers/reimbursements                                   .00%          .00%          .00%          .01%
Portfolio turnover rate                               238.11%       170.69%       146.09%        51.87%

(1) Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common
Shares' expenses by     %, .01% and .01% for the years ended October 31, 1998,
1997 and 1996, respectively. The Common Shares' operating expense ratio after
reflecting these arrangements were     %, 1.00% and 1.03% for the years ended
October 31, 1998, 1997 and 1996, respectively.

                              HEALTH SCIENCES FUND
     GOAL AND STRATEGY

   The Health Sciences Fund seeks capital appreciation. To pursue this goal, it invests in equity and debt securities of health-sciences companies.

   The health sciences consist of health care, medicine and the life sciences. Health-sciences companies are principally engaged in research and development, production, or distribution of health-sciences products or services. The fund may invest in companies of any size.

   Under normal market conditions, the fund will invest at least:

 -65% of assets in equity and debt securities of health-sciences companies, including small and medium-size companies

 -25% of assets in the health-services, pharmaceuticals and medical-devices industries combined

   As part of a top-down investment approach, the portfolio managers divide health-sciences companies into four major categories--buyers, providers, suppliers and innovators. The managers seek to identify the most promising sub-categories and individual companies within these categories.

When its assets reach $150 million, the fund will be closed to new investors. Existing shareholders will be permitted to continue investing in the fund. After six months, the fund will evaluate whether to reopen to new investors.

     PORTFOLIO INVESTMENTS

   This fund intends to invest at least 80% of assets in equity securities of health-sciences companies. Equity holdings may consist of:

 -common and preferred stocks

 -warrants

 -securities convertible into or exchangeable for common stocks

   This fund may invest up to:

 -20% of assets in debt securities, including those rated below investment grade
  (junk bonds)

 -35% of assets in foreign securities

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 -market risk

 -sector concentration

 -legal and regulatory risks

   The value of your investment will fluctuate in response to stock market movements. Fund performance will largely depend upon a limited number of industries, which may perform differently from (or be more volatile than) the overall stock market.

   To the extent that the fund invests in smaller companies and foreign securities, it takes on further risks that could hurt its performance. Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, information and liquidity risks. Risks associated with foreign securities include currency, information and political risks. These risks are defined in "More About Risk." That section also details other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

     PORTFOLIO MANAGEMENT

   Susan L. Black and Patricia F. Widner manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                         xx%
   Distribution and
   service (12b-1) fee                                                    xx%
   All other expenses                                                     xx%
   Total expenses                                                         xx%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


                       PERIOD ENDED:                           10/98        10/97(1)
PER-SHARE DATA
------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $10.00
------------------------------------------------------------------------------------
Investment activities:
Net investment income                                                          (0.02)
Net gains or losses on investments (both realized and
unrealized)                                                                     2.24
------------------------------------------------------------------------------------
 Total from investment activities                                               2.22
------------------------------------------------------------------------------------
Distributions:
From net investment income                                                      0.00
From realized capital gains                                                     0.00
------------------------------------------------------------------------------------
 Total distributions                                                            0.00
------------------------------------------------------------------------------------
Net asset value, end of period                                                $12.22
------------------------------------------------------------------------------------
Total return                                                                   22.20%(2)
------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)(3)                                  $18,246
Ratio of expenses to average net assets                                         1.59%(4)
Ratio of net income to average net assets                                       (.24%)(4)
Decrease reflected in above operating expense ratio due to
 waivers/reimbursements                                                         1.83%
Portfolio turnover rate                                                       159.57%(2)
------------------------------------------------------------------------------------

(1) For the Period December 31, 1996 (Commencement of Operations) through October 31, 1997.

(2) Non annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(4) Annualized.
                                       21

                                MORE ABOUT RISK
     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    -HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    -SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LEGAL RISK Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or a fund's performance.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, and delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital controls or punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with
high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

   VALUATION RISK The lack of an
active trading market may make it difficult to obtain an accurate price for a fund security.

   YEAR 2000 PROCESSING RISK The funds' adviser is working to address the Year 2000 issue relating to the change from "99" to "00" on January 1, 2000 and have obtained assurances from service providers that they are taking similar steps. The adviser is working on the Year 2000 issue pursuant to a plan designed to address potential problems and progress is proceeding according to the plan. The adviser anticipates the completion of testing of internal systems in early 1999, and is developing contingency plans intended to address any unexpected service problems. However, there can be no assurance that these efforts will be sufficient, and any noncompliant computer systems could hurt key fund operations, such as shareholder servicing, pricing and trading.

   The Year 2000 issue affects practically all companies, organizations, governments, markets and economies throughout the world -- including companies or governmental entities in which the fund invests and markets in which they trade. However, at this time no one knows precisely what the degree of impact will be. To the extent that the impact on a fund holding or on markets or economies is negative, it could seriously affect the fund's performance.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

-      Permitted without limitation; does not indicate
       actual use
20%    Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET fund assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL fund assets; does
       not indicate actual use
--     Permitted, but not expected to be used to a
       significant extent
---    Not permitted

                                                                        GROWTH &     CAPITAL     HEALTH
                                                            BALANCED     INCOME   APPRECIATION  SCIENCES
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     30%          30%         10%         30%
--------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.* Correlation, currency,
hedged exposure, interest-rate, market, speculative exposure
risks.**                                                       --           --          --          --
--------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, political, valuation risks.                15%           20%         20%         35%
--------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's Rating Service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                 --            --          20%         20%
--------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES Debt securities backed by pools
of mortgages, including passthrough certificates and other
senior classes of collateralized mortgage obligations
(CMOs). Credit, extension, interest-rate, liquidity,
prepayment risks.                                             --            --          20%         20%
--------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities [and
convertible securities] rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's Rating Service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information,
interest-rate, liquidity, market, valuation risks.            10%           10%        ---          20%
--------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.* Correlation, credit,
hedged exposure, liquidity, market, speculative exposure
risks.                                                         --           --          --      --
--------------------------------------------------------------------------------------------------------

                                                                        GROWTH &     CAPITAL      HEALTH
                                                            BALANCED     INCOME   APPRECIATION   SCIENCES
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate related loans or interests. Credit,
interest-rate, market risks.                                  ---          15%          ---          ---
---------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation
risks.                                                         15%         15%          10%          15%
---------------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of a fund's net assets in a group of related industries (market sector).
Performance will largely depend upon the sector's
performance, which may differ in direction and degree from
that of the overall stock market. Financial, economic,
business, political and other developments affecting the
sector will have a greater effect on the fund.                ---          ---          ---          -
---------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                          --          --           --           --
---------------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the intention
of repurchasing them for a profit on the expectation that
the market price will drop. Liquidity, market, speculative
exposure risks.                                                10%         10%          ---          10%
---------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and prevent a fund from achieving its goal.         --          --           --           --
---------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            15%         15%          10%          15%
---------------------------------------------------------------------------------------------------------

                                                                        GROWTH &     CAPITAL      HEALTH
                                                            BALANCED     INCOME   APPRECIATION   SCIENCES
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%        20%          ---         20%
----------------------------------------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                   15%        ---          ---         ---
----------------------------------------------------------------------------------------------------------

 * The funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
** Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS


                              [Susan Black Photo]

                            SUSAN L. BLACK, CFA, CIC
                               Managing Director

 -Portfolio Manager,
  Capital Appreciation Fund
  since December 1994

 -Co-Portfolio Manager,
  Health Sciences Fund
  since fund inception

 -With Warburg Pincus since 1985

                          [Dale C. Christensen PHOTO]

                         DALE C. CHRISTENSEN, CFA, CIC
                               Managing Director

 -Co-Portfolio Manager,
  Balanced Fund
  since September 1994

 -With Warburg Pincus since 1989

                            [Brian S. Posner Photo]

                                BRIAN S. POSNER
                               Managing Director

 -Portfolio Manager,
  Growth & Income Fund
  since January 1997

 -Co-Portfolio Manager
  Balanced Fund
  since March 1998

 -Joined Warburg Pincus in 1997

 -Portfolio Manager with
  Fidelity Investments,
  1987-1996

                 Job titles indicate position with the adviser.

                           [Patricia F. Widner Photo]

                               PATRICIA F. WIDNER
                             Senior Vice President

 BCo-Portfolio Manager,
   Health Sciences Fund
   since fund inception

 BWith Warburg Pincus since 1991

 BHealth care analyst/venture capitalist with Citibank/CCM, 1985-1991

 BHealth care industry experience, 1977-1985

                            [Scott T. Lewis Photo]

                                SCOTT T. LEWIS
                                Vice President

 BCo-Portfolio Manager,
   Balanced Fund
   since March 1998

 BWith Warburg Pincus since 1986

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

     BUYING AND
     SELLING SHARES

   The accompanying Shareholder
Guide explains how to invest directly with the funds. You will find information about purchases, redemptions, exchanges and services.

   Each fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL SERVICES FIRMS
   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

   Some of the firms through which the funds are available include:

 BCharles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 BFidelity Brokerage Services, Inc. FundsNetwork(TM) Program

 BWaterhouse Securities, Inc.

     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

- after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

- after any changes of name or address of the registered owner(s)

- otherwise, every quarter

   You will receive annual and semiannual financial reports.

     DISTRIBUTIONS

   As a fund investor, you are entitled
to your share of the fund's net income
and gains on its investments. The fund
passes these earnings along to its shareholders as distributions.

   Each fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

   The Balanced and Growth & Income funds distribute net income quarterly. The Capital Appreciation and Health Sciences funds distribute net income annually. Each of the funds typically distributes capital gains annually, usually in December.

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. Unless your account is an IRA or other tax-advantaged account, you should be aware of the potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS
   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Fund distributions are taxed based on the length of time the fund holds its assets, regardless of how long you have held fund shares. Distributions from a fund's long-term capital gains are taxed as capital gains; distributions from other sources are generally taxed as ordinary income. The funds will mostly make capital gains distributions.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you will receive a portion of the money you just
                                       31
invested in the form of a taxable distribution.

   The Form 1099 that is mailed to you every January details your distributions and their federal tax category.

TAXES ON TRANSACTIONS
   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION


     ABOUT THE DISTRIBUTOR

   Counsellors Securities Inc., a wholly owned subsidiary of Warburg Pincus, is responsible for:

- making the funds available to you

- account servicing and maintenance

- sub-transfer agency services, sub-accounting services, and administrative services related to sale of the Common Class

   As part of their business strategies, the Balanced and Health Sciences funds each have adopted a Rule 12b-1 shareholder servicing and distribution plan to compensate Counsellors Securities for the above services. Under the plan, Counsellors Securities receives fees at an annual rate of 0.25% of average daily net assets of the fund's Common Class. Because the fees are paid out of a fund's assets on an on-going basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

   Certain financial-services firms may receive service fees from the distributor, the adviser or their affiliates for providing recordkeeping or other services in connection with investments in the funds. Financial-services firms may also be reimbursed for marketing costs. The service fee may be up to 0.35% per year (0.40% for certain retirement plan programs) of the value of fund accounts maintained by the firm. The funds may reimburse part of the service fee at rates they would normally pay to the transfer agent for providing the services.

   More information about these funds is available free upon request, including the following:

     SHAREHOLDER GUIDE

   Explains how to buy and sell shares. The Shareholder Guide is incorporated by reference into (is legally part of ) this prospectus.

     ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI) which provides more detail about the funds is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

   Please contact Warburg Pincus Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   800-WARBURG
   (800-927-2874)

BY MAIL:
   Warburg Pincus Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Funds
   2 Heritage Drive
   North Quincy, MA 02171

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBERS:

Warburg Pincus Balanced Fund                                           811-07517

Warburg Pincus Growth & Income Fund  811-07515

Warburg Pincus Capital
Appreciation Fund                                                      811-05041

Warburg Pincus Health Sciences Fund                                    811-07901

                              FOR MORE INFORMATION

                                      LOGO

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  B www.warburg.com
COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPUSL-1-0299

                 Subject to Completion, dated December 3, 1998

                                   PROSPECTUS
                                 Advisor Class
                                February 1, 1999

                                 WARBURG PINCUS
                                 BALANCED FUND

       As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

                          [Warburg Pincus Funds Logo]

     THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                    CONTENTS

KEY POINTS.................... ....................           4
   Goals and Principal Strategies..................           4
   Investor Profile................................           4
   A Word About Risk...............................           5
PERFORMANCE SUMMARY............... ................           6
   Year-by-Year Total Returns......................           6
   Average Annual Total Returns....................           6
INVESTOR EXPENSES................ .................           8
   Fees and Fund Expenses..........................           8
   Example.........................................           9
THE FUND IN DETAIL................ ................          10
   The Management Firm.............................          10
   Multi-Class Structure...........................          10
   Fund Information Key............................          11
   Goal and Strategy...............................          12
   Portfolio Investments...........................          12
   Risk Factors....................................          12
   Portfolio Management............................          13
   Investor Expenses...............................          13
MORE ABOUT RISK................. ..................          16
   Introduction....................................          16
   Types of Investment Risk........................          16
   Certain Investment Practices....................          20
MEET THE MANAGERS................ .................          22
ABOUT YOUR ACCOUNT................ ................          23
   Share Valuation.................................          23
   Account Statements..............................          23
   Distributions...................................          23
   Taxes...........................................          24
OTHER INFORMATION................ .................          25
   About the Distributor...........................          25
BUYING SHARES.................. ...................          26
SELLING SHARES.................. ..................          28
SHAREHOLDER SERVICES............... ...............          30
OTHER POLICIES.................. ..................          31
FOR MORE INFORMATION............... ...............  back cover

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS                 GOAL                          STRATEGY
BALANCED FUND           Maximum total return       - Invests in equity and
Risk factors:           (through a combination of    fixed-income securities
 Market risk            long-term growth of        - Focuses stock investments on
 Interest-rate risk     capital, and current         large U.S. companies
                        income) consistent with    - Uses both growth and value
                        preservation of capital      investment criteria (seeks
                                                     "growth at a reasonable price")
                                                   - Favors intermediate-term,
                                                     investment-grade bonds

     INVESTOR PROFILE

   This fund is designed for investors who:

 -are investing for long-term goals that may include college or retirement

 -are willing to assume the risk of losing money in exchange for attractive potential long-term return

 -are investing for total return

 -want to diversify their portfolios into common stocks
   It may NOT be appropriate if you:

 -are investing for a shorter time horizon

 -are uncomfortable with an investment that will fluctuate in value

 -are looking primarily for income

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

INTEREST-RATE RISK

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in this fund. The bar chart shows you how the fund's performance has varied from year to year for up to ten years. The table compares the fund's performance over time to that of broadly based securities market indexes. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:           1989     1990       1991      1993       1994       1995       1996        1997      1998
                           19.55%    3.09%     25.13%     7.51%     10.73%      1.32%     31.55%      12.88%    16.37%
BALANCED FUND
  Best quarter:   10.42%
  Worst quarter:  -6.18%
  Inception date: 10/6/88

                          AVERAGE ANNUAL TOTAL RETURNS

                                ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
    PERIOD ENDED 12/31/98:        1998     1994-1998    1989-1998    FUND       DATE
BALANCED FUND(1)                 XX.xx%      XX.xx%      XX.xx%     XX.xx%     7/31/95
S&P 500                          XX.xx%      XX.xx%      XX.xx%     XX.xx%
LEHMAN INTERMEDIATE
  GOVERNMENT/CORPORATE BOND
  INDEX                          XX.xx%      XX.xx%      XX.xx%     XX.xx%

(1) Warburg Pincus assumed management of the fund on September 30, 1994.

                           UNDERSTANDING PERFORMANCE

   -TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   -A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   -An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year.
    It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   -Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES


                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (paid directly from your investment)
Sales charge "load" on purchases                               NONE
Deferred sales charge "load"                                   NONE
Sales charge "load" on reinvested distributions                NONE
Redemption fees                                                NONE
Exchange fees                                                  NONE
ANNUAL FUND OPERATING EXPENSES (deducted from fund assets)
Management fee                                                  .90%
Distribution and service (12b-1) fee                            .50%
Other expenses                                                   xx%
TOTAL ANNUAL FUND OPERATING EXPENSES*                            xx%

* Actual fees and expenses for the fiscal year ended October 31, 1998 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the fund during 1998 but may be discontinued at any time.

                 EXPENSES AFTER WAIVERS AND
                       REIMBURSEMENTS
Management fee                                                   xx%
Distribution and service (12b-1) fee                            .50%
Other expenses                                                   xx%
TOTAL ANNUAL FUND OPERATING EXPENSES                             xx%

                                    EXAMPLE

This example may help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
$xx             $xx           $xx         $xx

                              THE FUND IN DETAIL

     THE MANAGEMENT FIRM

WARBURG PINCUS ASSET
MANAGEMENT, INC.
466 Lexington Avenue
New York, NY 10017-3147

 -Investment adviser for the fund

 -Responsible for managing the fund's assets according to its goal and strategy

 -A professional investment advisory firm providing investment services to individuals since 1970 and to institutions since 1973

 -Currently manages approximately $xx billion in assets

   For easier reading, Warburg Pincus Asset Management, Inc. will be referred to as "Warburg Pincus" or "we" throughout this prospectus.

     MULTI-CLASS STRUCTURE

   This fund offers two classes of shares, Common and Advisor. This prospectus offers the Advisor Class of shares, which are sold through financial-services firms.

   The Common Class is described in a separate prospectus.

     FUND INFORMATION KEY

   The description on the next page provides the following information about the fund:

GOAL AND STRATEGY
   The fund's particular investment goals and the strategies it intends to use in pursuing them. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES
   Actual fund expenses for the 1998 fiscal year. Future expenses may be higher or lower.

 -MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 -DISTRIBUTION AND SERVICE (12B-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 -OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the fund's audited financial performance for up to five years.

 -TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital gain distributions.

 -PORTFOLIO TURNOVER An indication of trading frequency.

  The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGY

   The Balanced Fund seeks to maximize total return (through a combination of long-term growth of capital, and current income) consistent with preservation of capital. To pursue this goal, the fund allocates its assets among a diversified mix of equity and fixed-income securities. At least 25% of fund assets will be in securities of each type, and it is anticipated that more than 25% of fund assets will usually be in fixed-income securities, although the relative weightings of equity and fixed-income securities will shift over time.

   In choosing equity securities, the fund's portfolio managers seek to identify companies that are attractively valued relative to their projected growth rates. Because it includes elements of growth and value investment styles, this approach can be described as a "blended approach" or "growth at a reasonable price." The fund focuses on large U.S. companies comparable in size to those in the S&P 500. [As of March 31, 1998, market capitalizations of S&P 500 companies ranged from $483 million to $282 billion.]

   For its fixed-income investments, the fund favors investment-grade debt securities with between three and 10 years left to maturity. The Board of Directors may change the fund's goal without shareholder approval.

     PORTFOLIO INVESTMENTS

   The fund's equity holdings may include:

 - common stocks

 - securities convertible into common stocks

 - securities such as rights and warrants, whose values are based on common stocks

   Fixed-income investments will consist primarily of:

 - corporate bonds, debentures and notes

 - non-convertible preferred stocks

 - government, bank and commercial obligations

 - asset-backed and mortgage-backed securities

   This fund may invest up to:

 - 10% of net assets in debt securities rated from BB/Ba to C (junk bonds)

 - 15% of assets in zero-coupon bonds

 - 15% of assets in foreign securities

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - interest-rate risk

   The value of your investment will fluctuate in response to stock and bond market movements.

   The fund's fixed-income holdings are intended to reduce its volatility and downside risk. Of course, this is not guaranteed.

   Fixed-income investments are generally considered less risky than stocks, although their risk can vary widely depending upon factors such as issuer and maturity. In the long run, the fund may produce more modest returns than riskier funds as a trade-off for this potentially lower risk.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.
     PORTFOLIO MANAGEMENT

   Brian S. Posner and Scott T. Lewis manage the fund's equity portion. Dale C. Christensen manages the fixed-income portion. You can find out more about the fund's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                         xx%
   Distribution and service
   (12b-1) fee                                                            xx%
   All other expenses                                                     xx%
   Total expenses                                                         xx%

                                       13

                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


               PERIOD ENDED:                   10/98     10/97(1)     8/97       8/96     8/95(2)
PER-SHARE DATA
Net asset value, beginning of period                       $14.22     $11.94     $11.13     $10.72
Investment activities:
Net investment income                                        0.03      (0.02)      0.37       0.01
Net gains or losses on investments and
foreign currency related items (both
realized and unrealized)                                     0.15       2.68       0.68       0.39
 Total from investment activities                            0.18       2.65       1.05       0.41
Distributions:
From net investment income                                  (0.04)     (0.22)     (0.09)        --
From realized capital gains                                    --      (0.15)     (0.15)        --
 Total distributions                                        (0.04)     (0.37)     (0.24)        --
Net asset value, end of period                             $14.37     $14.22     $11.94     $11.13
Total return                                                 1.30%(4)    22.66%     9.56%     3.82%(4)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                     $158       $149        $12         $1
Ratio of expenses to average net assets(4)                   1.60%(3,5)     1.60%(5)     1.71%(5)     1.76%(3)
Ratio of net income to average net assets                    1.13%(3)     1.53%    (4.11%)     2.00%(3)
Decrease reflected in above operating
expense ratios due to waivers/reimbursements                 1.35%(3)     1.21%   203.35%   626.71%(3)
Portfolio turnover rate                                        15%(4)      120%      108%      107%(4)

(1) For the two months ended October 31, 1997.

(2) For the period July 31, 1995 to August 31, 1995.

(3) Annualized.

(4) Non-annualized.

(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

                    [This page is intentionally left blank.]

                                MORE ABOUT RISK

     INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The fund discussion contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

   EURO CONVERSION The planned introduction of a new single European currency, the euro, may result in uncertainties for securities of European companies, European markets and the operation of the fund. The euro will be introduced on January 1, 1999 by eleven European Union member countries who are participating in European Monetary Union (EMU).

   The introduction of the euro will result in the redenomination of certain European debt and equity securities over a period of time which may result in differences in various accounting, tax and/or legal treatments that would not otherwise occur. Market disruptions may occur before or after the introduction of the euro that could adversely affect the value of European securities and currencies held by the fund. Other risks relate to the ability of financial institutions' systems to process euro transactions. Additional economic and operational issues are raised by the fact that certain European Union member countries, including the United Kingdom, will not be participating in EMU on January 1, 1999 and therefore will not be implementing the euro on the date.

   The adviser is working to address euro-related issues, including systems readiness, and is working with other key service providers on this issue. However, at this time no one knows what the degree of impact will be. To the extent that the market impact or effect on a fund holding is negative or fund service provider systems cannot process the euro conversion, the fund's performance could be hurt.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    BHEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    BSPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital controls or punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with
high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an
active trading market may make it difficult to obtain an accurate price for a fund security.

   YEAR 2000 PROCESSING RISK The fund's adviser is working to address the Year 2000 issue relating to the change from "99" to "00" on January 1, 2000 and have obtained assurances from service providers that they are taking similar steps. The adviser is working on the Year 2000 issue pursuant to a plan designed to address potential problems and progress is proceeding according to the plan. The adviser anticipates the completion of testing of internal systems in early 1999, and is developing contingency plans intended to address any unexpected service problems. However, there can be no assurance that these efforts will be sufficient, and any noncompliant computer systems could hurt key fund operations, such as shareholder servicing, pricing and trading.

   The Year 2000 issue affects practically all companies, organizations, governments, markets and economies throughout the world -- including companies or governmental entities in which the fund invests and markets in which they trade. However, at this time no one knows precisely what the degree of impact will be. To the extent that the impact on a fund holding or on markets or economies is negative, it could seriously affect the fund's performance.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

-      Permitted without limitation; does not indicate actual use
20% Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
-- Permitted, but not expected to be used to a significant extent

-------------------------------------------------------------------
INVESTMENT PRACTICE                                           LIMIT
-------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     30%
-------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.* Correlation, currency,
hedged exposure, interest-rate, market, speculative exposure
risks.**                                                        --
-------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, political, valuation risks.                 15%
-------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's Rating Service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                   --
-------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES Debt securities backed by pools
of mortgages, including passthrough certificates and other
senior classes of collateralized mortgage obligations
(CMOs). Credit, extension, interest-rate, liquidity,
prepayment risks.                                               --
-------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities [and
convertible securities] rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's Rating Service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information, interest-
rate, liquidity, market, valuation risks.                      10%
-------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.* Correlation, credit,
hedged exposure, liquidity, market, speculative exposure
risks.                                                          --
-------------------------------------------------------------------


-------------------------------------------------------------------
INVESTMENT PRACTICE                                           LIMIT
-------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation
risks.                                                         15%
-------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                           --
-------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the intention
of repurchasing them for a profit on the expectation that
the market price will drop. Liquidity, market, speculative
exposure risks.                                                10%
-------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and prevent a fund from achieving its goal.          --
-------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            15%
-------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%
-------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                   15%
-------------------------------------------------------------------

 * The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
** The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                          [DALE C. CHRISTENSEN PHOTO]

                         DALE C. CHRISTENSEN, CFA, CIC
                               Managing Director

 -Co-Portfolio Manager,
   Balanced Fund
   since September 1994

 -With Warburg Pincus since 1989

                            [BRIAN S. POSNER PHOTO]

                                BRIAN S. POSNER
                               Managing Director

 -Co-Portfolio Manager
   Balanced Fund
   since March 1998

 -Joined Warburg Pincus in 1997

 -Portfolio Manager with
   Fidelity Investments,
   1987-1996

                             [SCOTT T. LEWIS PHOTO]

                                 SCOTT T. LEWIS
                                 Vice President

 -Co-Portfolio Manager,
   Balanced Fund
   since March 1998

 -With Warburg Pincus since 1986

                 Job titles indicate position with the adviser.
                                       22

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Advisor Class's total assets, less its liabilities, by the number of Advisor Class shares outstanding.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

FINANCIAL -- SERVICES FIRMS
   You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

 Bafter every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 Bafter any changes of name or address of the registered owner(s)

 Botherwise, every quarter

   You will receive annual and semiannual financial reports.

     DISTRIBUTIONS

   As a fund investor, you are entitled
to your share of the fund's net income
and gains on its investments. The fund
passes these earnings along to its shareholders as distributions.

   The fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

   The fund typically distributes net income quarterly and capital gains annually, usually in December.

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     TAXES

   As with any investment, you should consider how your investment in the fund will be taxed. Unless your account is an IRA or other tax-advantaged account, you should be aware of the potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS
   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Fund distributions are taxed based on the length of time the fund holds its assets, regardless of how long you have held fund shares. Distributions from the fund's long-term capital gains are taxed as capital gains; distributions from other sources are generally taxed as ordinary income. The fund will mostly make capital gains distributions.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you will receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099 that is mailed to you every January details your distributions and their federal tax category.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Counsellors Securities Inc., a wholly owned subsidiary of Warburg Pincus, is the fund's distributor. Counsellors Securities is responsible for:

 -making the fund available to you

 -account servicing and maintenance

 -sub-transfer agency services, and administrative services related to sale of the Advisor Class

   Certain institutions and financial services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The fund has adopted Rule 12b-1 shareholder servicing and distribution plans to compensate these firms for their services. The current 12b-1 fee is .50% per annum of the fund's average daily net assets, although under the 12b-1 plan the fund is authorized to pay up to .75%.

   Certain financial-services firms may receive additional fees from the distributor, the adviser or their affiliates for providing supplemental services in connection with investments in the fund. Financial-services firms may also be reimbursed for marketing costs. Additional fees may be up to 0.10% per year of the value of fund accounts maintained by the firm. To the extent that the distributor, the adviser or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the fund or its shareholders.

                                 BUYING SHARES


     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Institutional Service Center to receive one by mail or fax.

   You can make your initial investment by check or wire. The "By Wire" method in the table on page xx enables you to buy shares on a particular day at that day's closing NAV.

     BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL SERVICES FIRMS

   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table on page xx. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.

     INVESTMENT CHECKS

   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Advisor Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed UTMA and UGMA Rollovers and government checks.


                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Warburg Pincus Advisor Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Registration]
                                       26

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
- Complete the New Account Application.        - Make your check payable to Warburg
- Make your check payable to Warburg             Pincus Advisor Funds.
  Pincus Advisor Funds.                        - Write the account number and the fund
- Mail to Warburg Pincus Advisor Funds.          name on your check.
                                               - Mail to Warburg Pincus Advisor Funds.
BY EXCHANGE
- Call our Institutional Service Center        - Call our Institutional Service Center
  to request an exchange. Be sure to read        to request an exchange.
  the current prospectus for the new           If you do not have telephone privileges,
  fund.                                        mail or fax a letter of instruction.
If you do not have telephone privileges,
mail or fax a letter of instruction.

BY WIRE
- Complete and sign the New Account            - Call our Institutional Service Center
  Application.                                   by 4 p.m. ET to inform us of the incoming
- Call our Institutional Service Center          wire. Please be sure to specify your
  and fax the signed New Account                 name, account number and the fund name
  Application by 4 p.m. ET.                      on your wire advice.
- Institutional Services will telephone        - Wire the money for receipt that day.
  you with your account number. Please be
  sure to specify your name, account
  number and the fund name on your wire
  advice.
- Wire your initial investment for
  receipt that day.
- Mail the original, signed application
  to Warburg Pincus Advisor Funds.

BY ACH TRANSFER

- Cannot be used to open an account.           - Call our Institutional Service Center
                                                 to request an ACH transfer from your
                                                 bank.
                                               - Your purchase will be effective at the
                                                 next NAV calculated after we receive your
                                                 order in proper form.
                                                 Requires ACH on Demand privileges.

                      INSTITUTIONAL SERVICES 800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET
                                       27

                                 SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Sales of any amount.
includes:
- your name(s) and signature(s) or, if
  redeeming on an investor's behalf, the
  name(s) of the registered owner(s) and
  the signature(s) of their legal
  representative(s)
- the fund name and account number
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Warburg Pincus
Advisor Funds.
If only a letter of instruction is
required, you can fax it to the
Institutional Service Center.

BY EXCHANGE
- Call our Institutional Service Center        - Accounts with telephone privileges.
  to request an exchange. Be sure to read      If you do not have telephone privileges,
  the current prospectus for the new fund.     mail or fax a letter of instruction to
                                               exchange shares.
BY PHONE
Call our Institutional Service Center to       - Accounts with telephone privileges.
request a redemption. You can receive the
proceeds as:
- a check mailed to the address of record
- an ACH transfer to your bank
- a wire to your bank
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER
- Complete the "Wire Instructions" or          - Requests by phone or mail.
  "ACH on Demand" section of your New
  Account Application.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 -accounts whose address of record has been changed within the past 30 days

 -redemption in certain large accounts (other than by exchange)

 -requests to send the proceeds to a different payee or address

 -shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   If the fund has not yet collected payment for the shares you are selling, it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase. To avoid the collection period, consider buying shares by bank wire, bank check, certified check or money order.

                      INSTITUTIONAL SERVICES 800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET
                                       29

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     ACCOUNT CHANGES

   Call our Institutional Service Center to update your account records whenever you change your address. Institutional Services can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 -your investment check or ACH transfer does not clear

 -you place a telephone order by 4 p.m. ET and we do not receive your wire that day

   If you wire money without first calling our Institutional Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.
     SPECIAL SITUATIONS

   The fund reserves the right to:

 -refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 -change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 -impose minimum investment amounts after 15 days' notice to current investors of any increases

 -charge a wire redemption fee

 -make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 -suspend redemptions or postpone payment dates as permitted by the Investment
  Company Act of 1940 (such as periods other than weekends or holidays where the NYSE is closed, periods where trading on the NYSE is restricted, or any other time that the SEC permits)

 -stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                      INSTITUTIONAL SERVICES 800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET
                                       31

   More information about this fund is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI) which provides more detail about the fund is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

   Please contact Warburg Pincus Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY MAIL:
   Warburg Pincus Advisor Funds
   P.O. Box 4906
   Grand Central Station
   New York, NY 10163
   Attn: Institutional Services

BY OVERNIGHT OR COURIER SERVICE:
   Warburg Pincus Advisor Funds
   335 Madison Avenue
   15th Floor
   New York, NY 10017
   Attn: Institutional Services

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Warburg Pincus Balanced Fund                                           811-07517

                              FOR MORE INFORMATION

                                      LOGO

            P.O. BOX 4906, GRAND CENTRAL STATION, NEW YORK, NY 10163
                        800-369-2728  B www.warburg.com

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           ADBAL-1-0299

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.



                  SUBJECT TO COMPLETION, DATED December 3, 1999




                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 1999



                          WARBURG PINCUS BALANCED FUND

                       WARBURG PINCUS GROWTH & INCOME FUND


                    WARBURG PINCUS CAPITAL APPRECIATION FUND



                       WARBURG PINCUS HEALTH SCIENCES FUND



This combined Statement of Additional Information provides information about Warburg Pincus Balanced Fund (the "Balanced Fund"), Warburg Pincus Growth & Income Fund (the "Growth & Income Fund"), Warburg Pincus Capital Appreciation Fund (the "Capital Appreciation Fund") and Warburg Pincus Health Sciences Fund (the "Health Sciences Fund," and collectively with the Balanced Fund, the Growth & Income Fund and the Capital Appreciation Fund, the "Funds") that is contained in the combined Prospectus for the Common Shares of the Funds and the Prospectuses for the Advisor Shares of the Funds, each dated _____ __, 1999.



Each Fund's audited annual report dated October 31, 1998, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.



This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses. Copies of the Prospectuses and the Annual Report can be obtained by writing or telephoning:




               Common Shares                         Advisor Shares
           Warburg Pincus Funds               Warburg Pincus Advisor Funds
               P.O. Box 9030                          P.O. Box 4906
     Boston, Massachusetts 02205-9030             Grand Central Station
                800-WARBURG                        New York, NY  10163
                                              Attn:  Institutional Services
                                                      800-222-8977

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES........................................     1
            Options, Futures and Currency Exchange Transactions...........     1
                  Securities Options......................................     1
                  Securities Index Options................................     4
                  OTC Options.............................................     5
                  Futures Activities......................................     5
                  Currency Exchange Transactions..........................     7
                  Hedging Generally.......................................     9
                  Asset Coverage for Forward Contracts, Options,
                     Futures and Options on Futures.......................    10
            U.S. Government Securities....................................    11
            Money Market Obligations......................................    12
            Convertible Securities........................................    13
            Debt Securities...............................................    13
            Securities of Other Investment Companies......................    15
            Lending of Portfolio Securities...............................    15
            Foreign Investments...........................................    16
            Short Sales...................................................    18
            Warrants......................................................    19
            Depositary Receipts...........................................    19
            Non-Publicly Traded and Illiquid Securities...................    19
            Borrowing.....................................................    21
            Reverse Repurchase Agreements.................................    21
            When-Issued Securities and Delayed-Delivery Transactions......    22
      Strategies Available to the Balanced Fund and the Growth &
         Income Fund......................................................    22
            Mortgage-Backed Securities....................................    22
            Asset-Backed Securities.......................................    23
      Strategy Available to the Growth & Income Fund......................    24
            REITs.........................................................    24
      Strategies Available to the Balanced Fund...........................    25
            Municipal Obligations.........................................    25
            Zero Coupon Securities........................................    27
      Strategies Available to the Balanced Fund and the Health
         Sciences Fund....................................................    27
            Emerging Growth and Small Companies; Unseasoned Issuers.......    27
            Dollar Rolls..................................................    27
      Strategies Available to the Health Sciences Fund....................    28
            Securities of Health Sciences Companies.......................    28
            Short Sales (excluding Short Sales "Against the Box").........    29
INVESTMENT RESTRICTIONS...................................................    30
      All Funds...........................................................    30
      Balanced and Growth & Income Funds..................................    30

                                                                            Page
      Capital Appreciation Fund...........................................    32
      Health Sciences Fund................................................    34
PORTFOLIO VALUATION.......................................................    36
PORTFOLIO TRANSACTIONS....................................................    36
PORTFOLIO TURNOVER........................................................    40
MANAGEMENT OF THE FUNDS...................................................    40
      Officers and Board of Directors/Trustees............................    40
      Directors/Trustees' Total Compensation..............................    44
      Portfolio Managers of the Funds.....................................    44
            Balanced Fund.................................................    44
            Growth & Income Fund..........................................    45
            Capital Appreciation Fund.....................................    45
            Health Sciences Fund..........................................    45
      Investment Adviser and Co-Administrators............................    46
      Custodians and Transfer Agent.......................................    47
      Organization of the Funds...........................................    47
            Capital Appreciation Fund.....................................    47
            Balanced Fund, Growth & Income Fund and Health Sciences
               Fund.......................................................    48
            All Funds.....................................................    48
ORGANIZATION OF THE FUNDS.....................Error! Bookmark not defined.
      Distribution and Shareholder Servicing..............................    49
            Common Shares.................................................    49
            All Funds, Advisor Shares.....................................    50
            General.......................................................    51
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................    51
      Automatic Cash Withdrawal Plan......................................    51
EXCHANGE PRIVILEGE........................................................    52
ADDITIONAL INFORMATION CONCERNING TAXES...................................    52
      The Funds and Their Investments.....................................    53
      Passive Foreign Investment Companies................................    55
      Dividends and Distributions.........................................    56
      Sales of Shares.....................................................    56
      Foreign Taxes.......................................................    57
      Backup Withholding..................................................    57
      Notices.............................................................    57
      Special Tax Matters Relating to the Balanced Fund...................    58
      Other Taxation......................................................    58
DETERMINATION OF PERFORMANCE..............................................    58
INDEPENDENT ACCOUNTANTS AND COUNSEL.......................................    61
FINANCIAL STATEMENTS......................................................    62
APPENDIX - DESCRIPTION OF RATINGS.........................................   A-1



                                      (ii)

                       INVESTMENT OBJECTIVES AND POLICIES



            The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.


            The investment objective of the Balanced Fund is maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital.

            The investment objectives of the Growth & Income Fund are long-term growth of capital and income and a reasonable current return.


            The investment objective of the Capital Appreciation Fund is long-term capital appreciation.



            The investment objective of the Health Sciences Fund is capital appreciation.



            Unless otherwise indicated, all of the Funds are permitted to engage in the following investment strategies.


Options, Futures and Currency Exchange Transactions


            Securities Options. Each Fund may write covered call options and, except in the case of the Capital Appreciation Fund, covered put options on securities, and may purchase such options, that are traded on exchanges, as well as over-the-counter ("OTC"). Each of the Capital Appreciation and Health Sciences Funds may write such securities options on up to 25% of the net asset value of the stock and debt securities in its portfolio. In addition, the Capital Appreciation Fund may utilize up to 2% of its assets to purchase U.S. exchange-traded and OTC options. The Health Sciences Fund may utilize up to 10% of its assets to purchase U.S. or foreign, exchange-traded or OTC options.



            Each Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.



            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.



            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.


            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


            In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.



            Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.



            Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Fund may write (i) in-the-money call options when Warburg Pincus Asset Management, Inc., each Fund's investment adviser

("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.



            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.


            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.



            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.



            Securities Index Options. Each Fund may (in the case of each of the Capital Appreciation Fund and the Health Sciences Fund, with respect to up to 10% of its total assets) purchase exchange-listed and OTC put and call options on securities indexes, and may also write such options. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.


            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


            OTC Options. Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.



            Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although each Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.



            Futures Activities. Each Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write
(sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.



            These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.



            Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.



            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.



            No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.



            At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.



            Options on Futures Contracts. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.



            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.



            Currency Exchange Transactions. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. The Capital Appreciation and Health Sciences Funds will only engage in currency exchange transactions for hedging purposes.


            Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.


            At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.



            Currency Options. Each Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.



            Currency Hedging. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.



            A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.


            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.



            Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.



            In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.



            Each Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.



            To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.



            Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. Each Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts, options written by the Fund on securities and indexes; and currency, interest rate and security index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require that the Fund segregate cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

            For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


Additional Information on Other Investment Practices


            U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities ("U.S. Government Securities"). Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).



            Other U.S. Government Securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

            Money Market Obligations. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five year or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.



            Money Market Mutual Funds. Where Warburg believes that it would be beneficial to a Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or Warburg. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.



            Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors/Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").



            Convertible Securities. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. In the case of the Balanced and Growth & Income Funds, up to 10% of the Fund's net assets may be invested in convertible securities rated below investment grade at the time of purchase (as low as C by Moody's or D by S&P) or deemed by Warburg to be of equivalent quality. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.



            Debt Securities. Each Fund may invest in debt securities and preferred stocks (in the case of the Capital Appreciation Fund and the Health Sciences Fund, with respect to up to 20% of the Fund's total assets). When Warburg believes that a defensive posture is warranted, a Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements. Debt obligations of corporations in which the Funds may invest include corporate bonds, debentures, debentures convertible into common stocks and notes. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.



            Below Investment Grade Securities. Each Fund, other than the Capital Appreciation Fund, may invest in debt securities rated below investment grade, including convertible debt securities. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be a comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.




            While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.



            An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.



            The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether a Fund should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.



            Not more than 10% of each of the Balanced Fund's and the Growth & Income Fund's net assets, and not more than 20% of the Health Sciences Fund's total assets, may be invested in securities rated below investment grade.



            Securities of Other Investment Companies. Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.



            Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). In the case of the Capital Appreciation Fund and the Health Sciences Fund, these loans, if and when made, may not exceed 20% of the Fund's total assets taken at value. No Fund will lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."


            By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.



            There is no current intention by each Fund to lend portfolio securities.



            Foreign Investments. The Balanced, Growth & Income, Capital Appreciation and Health Sciences Funds may invest up to 15%, 20%, 20% and 35% of total assets, respectively, in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.



            Foreign Currency Exchange. Since the Funds may be investing in securities denominated in currencies of non-U.S. countries, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.



            Euro Conversion. The planned introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presents unique risks and uncertainties for investors in those countries, including (i) whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; (ii) the creation of suitable clearing and settlement payment schemes for the euro; (iii) the legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; (iv) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (v) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic and Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic and Monetary Union could adversely affect the euro. These or other factors may cause market disruptions before or after the introduction of the euro and could adversely affect the value of foreign securities and currencies held by the Funds.



            Information. Many of the foreign securities held by a Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.



            Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.



            Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.



            Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.



            Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.



            The foreign government securities in which each of the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.



            Short Sales "Against the Box." In a short sale, a Fund (other than the Capital Appreciation Fund) sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. In the case of the Balanced, Growth & Income and Health Sciences Funds, no more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.



            A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


            If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.


            Warrants. Each Fund may invest up to 15% (10% in the case of the Capital Appreciation Fund) of its net assets in warrants. Each Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.



            Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.



            Depositary Receipts. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.

            Non-Publicly Traded and Illiquid Securities. Each Fund may invest up to 15% of its net assets (10% of total assets in the case of the Capital Appreciation Fund) in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below) and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.



            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


            Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).



            This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.



            Borrowing. Each Fund may borrow up to 30% of its total assets (10% of total assets in the case of the Capital Appreciation Fund) for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities, so long as there is asset coverage of at least 300% for all borrowings of the Fund. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.



            Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.



            There is no current intention by each Fund to enter into reverse repurchase agreements.



            When-Issued Securities and Delayed-Delivery Transactions. Each Fund (other than the Capital Appreciation Fund) may use up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.



            When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



            There is no current intention by the Capital Appreciation Fund or the Health Sciences Fund to purchase when-issued securities and enter into delayed-delivery transactions.



Strategies Available to the Balanced Fund and the Growth & Income Fund



           Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities issued by U.S. government entities, such as GNMA, FNMA or FHLMC. In addition, a Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).



           Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield.



           The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


           Asset-Backed Securities. A Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of consumer loans on assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest ultimately depend on payments in respect of the underlying loans by individuals and may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.



           Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security a Fund invests in will be 397 days or less. A Fund may purchase asset-backed securities that are unrated.



Strategy Available to the Growth & Income Fund



            REITs. The Growth & Income Fund may invest up to 15% of its total assets in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.



            Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemptions from the 1940 Act. REITs are also subject to interest rate risks.



Strategies Available to the Balanced Fund



            Municipal Obligations. The Balanced Fund may invest up to 15% of its total assets in obligations that are issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities, and authorities ("Municipal Obligations") to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. The interest on Municipal Obligations, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from regular federal income tax. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue securities, and the Fund may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power.


            Among other instruments, the Balanced Fund may purchase short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.


            There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that the ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields, while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Balanced Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Warburg will consider such an event in determining whether the Balanced Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the rating of Moody's and S&P and their significance.


            Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, the laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as the result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.


            To the extent the Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of economically related projects or facilities or whose issuers are located in the same state, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects or facilities to a greater extent than it would be if its assets were not so concentrated.



            Private Activity Bonds; Alternative Minimum Tax Bonds. The Fund may invest in "Alternative Minimum Tax Bonds," which are certain private activity bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.



            Variable Rate Notes. Municipal Obligations purchased by the Fund may include variable rate demand notes ("VRDNs") issued by industrial development authorities and other governmental entities. VRDNs are tax exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. The interest rates are adjustable at intervals ranging from daily to up to every six months at a prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.



            While there may be no active secondary market with respect to a particular VRDN purchased by the Fund, the Fund may, upon notice as specified in the note, demand payment of the principal of and accrued interest on the note at any time or during specified periods not exceeding one year (depending on the instrument involved) and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved, in the event the issuer of the note defaulted on its payment obligations and during the periods that the Fund is not entitled to exercise its demand rights. The Fund could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.

            VRDNs are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will have been determined by Warburg to be of comparable quality at the time of the purchase to rated instruments purchasable by the Fund. Warburg monitors the continuing creditworthiness of issuers of such notes to determine whether the Fund should continue to hold such notes.



            Zero Coupon Securities. The Balanced Fund may invest up to 15% of its total assets in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Balanced Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Balanced Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Balanced Fund may liquidate portfolio securities at a time when it would not otherwise have done so.



Strategy Available to the Balanced Fund and the Health Sciences Fund



            Emerging Growth and Small Companies; Unseasoned Issuers. Investments in emerging growth and small- and medium-sized companies, as well as companies with continuous operations of less than three years ("unseasoned issuers"), involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of emerging growth and small- and medium-sized companies and unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.



Strategy Available to the Capital Appreciation Fund and the Health Sciences
Fund



            Dollar Rolls. A Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.



            There is no current intention by each Fund to enter into dollar rolls.



Strategies Available to the Health Sciences Fund



            Securities of Health Sciences Companies. The Fund's investment objective is capital appreciation. The Fund is a diversified management investment company. The Fund intends to invest at least 80% of its total assets in equity securities of health sciences companies, and under normal market conditions will invest at least 65% of its assets in equity and debt securities of health sciences companies. Equity securities are common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common stocks. Health sciences companies are companies that are principally engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed "health sciences"). A company is considered to be "principally engaged" in health sciences when at least 50% of its assets are committed to, or at least 50% of its revenues or operating profits are derived from, the activities described in the previous sentence. A company will also be considered "principally engaged" in health sciences if, in the judgment of Warburg, the company has the potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in a health sciences business and (a) the company holds itself out to the public as being primarily engaged in a health sciences business, and (b) a substantial percentage of the company's expenses are related to a health sciences business and these expenses exceed revenues from non-health sciences businesses.



            Warburg believes that health sciences companies can be divided into four major categories: (1) Buyers, notably HMOs; (2) Providers, including doctors and group practices, and also services, including hospitals and nursing homes; (3) Suppliers, including pharmaceuticals, equipment and devices; and (4) Innovators, including biotechnology, gene therapy and drug delivery systems. Warburg believes that active management of the Fund's portfolio among these categories provides more diversification than a focus on any one category. The Fund may invest in a variety of businesses in these categories, which may include:



            Alternative Site Health Care Delivery
            Biotechnology
            Dental Products
            Diagnostic and Therapeutic Laboratory Supplies and Equipment Environmental Products and Services
            Health Care Information Systems

            Health Care, Life Sciences, Pharmaceutical and Dental Products Distribution



            Health Care REITs
            Hospital Management
            Hospital Supply and Medical Device Technology
            Long-Term Care, Sub-Acute Care, Rehabilitation Services and Home
               Health Care
            Managed Care:  HMOs
            Managed Care:  Specialty Cost Containment
            Medical, Diagnostic and Biochemical Research and Development Nutrition and Food
            Personal Care and Cosmetics
            Pharmaceuticals (including Generics)
            Physician Practice Management
            Retail Drug and Other Health Stores
            Vendors to Health Sciences Companies



            The Fund intends to concentrate its investments in health sciences companies in three industries: services, pharmaceuticals and medical devices. The Fund will, under normal market conditions, invest at least 25% of its total assets in the aggregate in these three industries. This policy may expose the Fund to greater risk than a health sciences fund that invests more broadly among industries.



            Because the Fund will focus its investments in securities of companies that are principally engaged in the health sciences, the value of its shares will be especially affected by factors relating to the health sciences, resulting in greater volatility in share price than may be the case with funds that invest in a wider range of industries.



            Companies engaged in biotechnology, drugs and medical devices are affected by, among other things, limited patent duration, intense competition, obsolescence brought about by rapid technological change and regulatory requirements. In addition, many health sciences companies are smaller and less seasoned, suffer from inexperienced management, offer limited product lines (or may not yet offer products), and may have persistent losses or erratic revenue patterns. Securities of these smaller companies may have more limited marketability and, thus, may be more volatile. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. There is also typically less publicly available information concerning smaller companies than for larger, more established ones.



            Other health sciences companies, including pharmaceutical companies, companies undertaking research and development, and operators of health care facilities and their suppliers are subject to government regulation, product or service approval and, with respect to medical devices, the receipt of necessary reimbursement codes, which could have a significant effect on the price and availability of such products and services, and may adversely affect the revenues of these companies. These companies are also susceptible to product liability claims and competition from manufacturers and distributors of generic products. Companies engaged in the ownership or management of health care facilities receive a substantial portion of their revenues from federal and state governments through Medicare and Medicaid payments. These sources of revenue are subject to extensive regulation and government appropriations to fund these expenditures are under intense scrutiny. Numerous federal and state legislative initiatives are being considered that seek to control health care costs and, consequently, could affect the profitability and stock prices of companies engaged in the health sciences.



            Health sciences companies are generally subject to greater governmental regulation than other industries at both the state and federal levels. Changes in governmental policies may have a material effect on the demand for or costs of certain products and services. A health sciences company must receive government approval before introducing new drugs and medical devices or procedures. This process may delay the introduction of these products and services to the marketplace, resulting in increased development costs, delayed cost-recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company's revenues and profitability. Expansion of facilities by health care providers is subject to "determinations of need" by the appropriate government authorities. This process not only increases the time and cost involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of health care facilities operators, and negatively affecting the price of their securities.



            Certain health sciences companies depend on the exclusive rights or patents for the products they develop and distribute. Patents have a limited duration and, upon expiration, other companies may market substantially similar "generic" products which have cost less to develop and may cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer.



            Because the products and services of health sciences companies affect the health and well-being of many individuals, these companies are especially susceptible to product liability lawsuits. The share price of a health sciences company can drop dramatically not only as a reaction to an adverse judicial ruling, but also from the adverse publicity accompanying threatened litigation.



            Short Sales (excluding Short Sales "Against the Box"). The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Fund's assets.



            To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.



         The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.



                             INVESTMENT RESTRICTIONS



         All Funds. Certain investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitation set forth in No. 2 of the Capital Appreciation Fund and No. 1 of each of the Balanced, Growth & Income and Health Sciences Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.



         Balanced and Growth & Income Funds. The investment limitations numbered 1 through 11 are Fundamental Restrictions. Investment limitations numbered 12 though 15 may be changed by a vote of the Board at any time.



         The Balanced and Growth & Income Funds may not:


         1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing and only if after such borrowing there is assets coverage of at least 300% for all borrowings of the Fund. For purposes of this restriction, the entry into options, futures contracts and options on futures contracts shall not constitute borrowing.

         2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

         3. Make loans, except that the Fund may purchase or hold fixed-income securities, lend portfolio securities and enter into repurchase agreements in accordance with its investment objectives, policies and limitations.

         4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities or the purchase of securities directly from the issuer in accordance with the Fund's investment objectives, policies and limitations may be deemed to be underwriting.

         5. Purchase or sell real estate, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein or (b) issued by companies which invest in real estate or interests therein.

         6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in options on currencies, securities and stock indexes, futures contracts and options on futures contracts and enter into short sales "against the box."

         7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in options, futures contracts and options on futures contracts will not be deemed to be a purchase of securities on margin.

         8. Invest in commodities, except that the Fund may purchase and sell futures contracts and options on futures contracts, currencies, securities or indexes.

         9. Pledge, mortgage or hypothecate its assets, except (a) to the extent necessary to secure permitted borrowings and (b) to the extent related to the deposit of assets in escrow in connection with collateral and initial or variation margin arrangements with respect to options, futures contracts, and options on futures contracts and in amounts not in excess of 125% of the dollar amount borrowed.

         10. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

         11. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

         12. Make investments for the purpose of exercising control or management.

         13. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

         14. Invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

         15. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 15% of the value of the Fund's total assets.

         With regard to investment limitation No. 10, relating to a Fund's holdings of illiquid securities, the Fund will monitor the liquidity of its portfolio on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained. Particularly, the Board will check routinely the value of illiquid securities in its portfolio and should the value of such securities approach 15% of the net assets of the Fund's portfolio, the Board will take action to reduce the Fund's holdings of illiquid securities in an orderly fashion to maintain adequate liquidity. In no event, however, will a Fund purchase an illiquid security if doing so would result in more than 15% of the Fund's net assets being invested in illiquid securities.


         Capital Appreciation Fund. The investment limitations numbered 1 through 11 are Fundamental Restrictions. Investment limitations 12 through 14 may be changed by a vote of the Board at any time.



         The Capital Appreciation Fund may not:



         1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.



         2. Borrow money or issue senior securities except that the Fund may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings described in (a) exceed

5% of the value of the Fund's total assets, the Fund will not make any additional investments (including roll-overs). For purposes of this restriction,
(a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.



         3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.



         4. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities and enter into repurchase agreements.



         5. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.



         6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein,
(b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options.



         7. Make short sales of securities or maintain a short position.



         8. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities, (b) write covered call options on securities, (c) purchase and write put and call options on stock indices and (d) enter into options on futures contracts.



         9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.



         10. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.



         11. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.



         12. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.



         13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.



         14. Invest in oil, gas or mineral leases.



         Health Sciences Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.



         The Health Sciences Fund may not:



         1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.



         2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry except that the Fund will invest at least 25% of its total assets in the health services, pharmaceuticals and medical devices industries; provided that there shall be no limit on the purchase of U.S. Government Securities.



         3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

         4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.



         5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.



         6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.



         7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.



         8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.



         9. Issue any senior security except as permitted in the Fund's investment limitations.



         10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.



         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.



         12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.



         13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                               PORTFOLIO VALUATION


         The following is a description of the procedures used by a Fund in valuing its assets.


         Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and and lowest asked quotations. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. In determining the market value of portfolio investments, each Fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets for which market quotations are not available and certain other assets of each Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.



         Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.



                             PORTFOLIO TRANSACTIONS



         Warburg is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.



         Warburg will select specific portfolio investments and effect transactions for each Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.



         Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a Fund and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to a Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreement with the Fund are not reduced by reason of its receiving any brokerage and research services.


         For the fiscal year ended October 31, 1998, $_________, $_________,
$_________, and $_________ of total brokerage commissions for the Balanced Fund, Growth & Income Fund, Capital Appreciation Fund and Health Sciences Fund, respectively, was paid to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to Warburg's own research program.



         The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years or periods.



--------------------------------------------------------------------------------
            Fund               Year/Period Ended          Commissions
--------------------------------------------------------------------------------
Balanced Fund                   August 31, 1996          $     61,926
                                August 31, 1997          $     87,403
                                October 31, 1997         $     14,333
                                October 31, 1998
--------------------------------------------------------------------------------
Growth & Income Fund            August 31, 1996          $  2,898,813
                                August 31, 1997          $  3,350,811
                                October 31, 1997         $    279,210
                                October 31, 1998
--------------------------------------------------------------------------------
Capital Appreciation Fund       October 31, 1996         $  1,510,431
                                October 31, 1997         $  3,338,918
                                October 31, 1998
--------------------------------------------------------------------------------
Health Sciences Fund            October 31, 1997         $     66,762
                                October 31, 1998
--------------------------------------------------------------------------------



         The increase in commission payments by the Capital Appreciation Fund in the 1996 and 1997 fiscal years was attributable to the increased size of the Fund and increased equity investments.

         The table below shows the amount of outstanding repurchase agreements that each Fund had, as of October 31, 1998, with Goldman, Sachs & Co., one of the regular broker-dealers of each Fund.



         ----------------------------------------------
         Balanced Fund                       $_________
         ----------------------------------------------
         Growth & Income Fund                $_________
         ----------------------------------------------
         Capital Appreciation Fund           $_________
         ----------------------------------------------
         Health Sciences Fund                $_________
         ----------------------------------------------



         Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.



         Any portfolio transaction for a Fund may be executed through Counsellors Securities Inc., located at 466 Lexington Avenue, New York, New York 10017, each Fund's distributor and a wholly-owned subsidiary of Warburg ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio transactions have been executed through Counsellors Securities since the commencement of the Funds' operations.



         In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.



         Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.


         Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Fund's interest.



                               PORTFOLIO TURNOVER



         Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.



         Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Fund may be higher than mutual funds having similar objectives that do not utilize these strategies.



         It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. The Balanced Fund's portfolio turnover policy is the same for both the common stock and non-common stock portions of its portfolio. Each Fund's portfolio turnover rate is set forth on the table under the caption "Financial Highlights" in the Prospectuses.

                             MANAGEMENT OF THE FUNDS



Officers and Board of Directors/Trustees



         Except in the case of the Capital Appreciation Fund, the business and affairs of the Funds are managed by the Board of Directors in accordance with the laws of the State of Maryland. The business and affairs of the Capital Appreciation Fund are managed by a Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. Each Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. Under each Fund's Charter, the Board may classify or reclassify any unissued shares of each Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of each Fund.



         The names (and ages) of each Fund's Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.



Richard N. Cooper* (64)                Director/Trustee
Harvard University                     Professor at Harvard University;
1737 Cambridge Street                  National Intelligence Counsel from June
Cambridge, MA 02138                    1995 until January 1997; Director or Trustee of CircuitCity
                                       Stores, Inc. (retail electronics and appliances) and Phoenix
                                       Home Life Mutual Insurance Company; Director/Trustee of
                                       other investment companies advised by Warburg.

Jack W. Fritz (71)                     Director/Trustee
2425 North Fish Creek Road             Private investor; Consultant and
P.O. Box 483                           Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014                  Fritz Communications (developers and operators of radio
                                       stations); Director of Advo, Inc. (direct mail advertising);
                                       Director/Trustee of other investment companies advised by
                                       Warburg.

John L. Furth* (68)                    Chairman of the Board
466 Lexington Avenue                   Chief Executive Officer and Director
New York, New York 10017-3147          of Warburg; Associated with Warburg since 1970; Chairman of the Board and officer of other



* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

                                       investment companies advised by Warburg;
                                       Director/Trustee of other investment
                                       companies advised by Warburg.

Jeffrey E. Garten (52)                 Director/Trustee
Box 208200                             Dean of Yale School of Management and
New Haven, Connecticut 06520-8200      William S. Beinecke Professor in the Practice of
                                       International Trade and Finance; Undersecretary of
                                       Commerce for International Trade from November 1993 to
                                       October 1995; Professor at Columbia University from
                                       September 1992 to November 1993; Director/Trustee of
                                       other investment companies advised by Warburg.

Thomas A. Melfe (67)                   Director/Trustee
1251 Avenue of the Americas            Partner in the law firm of Piper & Marbury,
29th Floor                             L.L.P.; Partner in the law firm of Donovan
New York, New York 10020-1104          Leisure Newton & Irvine from April 1984 to April 1998;
                                       Chairman of the Board, Municipal Fund for New York
                                       Investors, Inc.; Director/Trustee of other
                                       investment companies advised by Warburg.

Arnold M. Reichman* (50)               Director/Trustee
466 Lexington Avenue                   Managing Director; Chief Operating Officer and
**6 New York, New York 10017-3147      Assistant Secretary of Warburg; Associated with Warburg
                                       since 1984; Officer of Counsellors Securities;
                                       Director/Trustee of other investment companies
                                       advised by Warburg.

Alexander B. Trowbridge (69)           Director/Trustee
1317 F Street, N.W., 5th Floor         President of Trowbridge Partners, Inc.
Washington, DC 20004                   (business consulting) from January 1990 to
                                       November 1996; Director or Trustee of New England Mutual
                                       Life Insurance Co., ICOS Corporation (biopharmaceuticals),
                                       WMX Technologies, Inc. (solid and hazardous waste collection and disposal), The Rouse Company (real estate development),
                                       Harris Corp. (electronics and communications equipment), The
                                       Gillette Co. (personal care products) and Sun Company Inc.
                                       (petroleum refining and marketing);



* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

                                       Director/Trustee of other investment companies advised
                                       by Warburg.

                                       *6 moved from here; text not shown

Eugene L. Podsiadlo (42)               President
466 Lexington Avenue                   Managing Director of Warburg;
New York, New York 10017-3147          Associated with Warburg since 1991; Vice President of
                                       Citibank, N.A. from 1987 to 1991; Officer of Counsellors
                                       Securities and of other investment companies advised by
                                       Warburg.

Stephen Distler (45)                   Vice President
466 Lexington Avenue                   Managing Director of Warburg,
New York, New York 10017-3147          Associated with Warburg since 1984; Officer of
                                       Counsellors Securities and of other investment
                                       companies advised by Warburg.

Eugene P. Grace (47)                   Vice President and Secretary
466 Lexington Avenue                   Senior Vice President of Warburg; Associated
New York, New York 10017-3147          with Warburg since April 1994; Attorney-at-law from
                                       September 1989 to April 1994; life insurance agent,
                                       New York Life Insurance Company from 1993 to 1994;
                                       Officer of Counsellors Securities and of other
                                       investment companies advised by Warburg.

Howard Conroy, CPA (45)                Vice President and Chief Financial Officer
466 Lexington Avenue                   Vice President of Warburg; Associated with
New York, New York 10017-3147          Warburg since 1992; Officer of other investment companies
                                       advised by Warburg.

Daniel S. Madden, CPA (33)             Treasurer and Chief Accounting Officer
466 Lexington Avenue                   Vice President of Warburg; Associated with
New York, New York 10017-3147          Warburg since 1995; Associated with BlackRock Financial
                                       Management, Inc. from September 1994 to October
                                       1996; Associated with BEA Associates from April 1993
                                       to September 1994; Associated with Ernst &
                                       Young LLP from 1990 to 1993; Officer of other
                                       investment companies advised by Warburg.

Janna Manes, Esq. (31)                 Assistant Secretary
466 Lexington Avenue                   Vice President of Warburg; Associated with
New York, New York  10017-3147         Warburg since 1996; Associated with the law firm of Willkie
                                       Farr & Gallagher from 1993 to 1996;

                                       Officer of other investment companies advised by Warburg.


         No employee of Warburg or PFPC Inc., each Funds' co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500, and $250 ($1,000 in the case of the Capital Appreciation Fund) for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.



Directors/Trustees' Total Compensation
(for the fiscal year ended October 31, 1998)



------------------------------------------------------------------------------------------------
                                                                                       All
                                                                                    Investment
                                           Growth &      Capital        Health      Companies
Name of Director/Trustee     Balanced       Income     Appreciation    Sciences     Managed by
                               Fund          Fund          Fund          Fund        Warburg*
------------------------------------------------------------------------------------------------
John L. Furth**                None          None          None          None          None
------------------------------------------------------------------------------------------------
Arnold M. Reichman**           None          None          None          None          None
------------------------------------------------------------------------------------------------
Richard N. Cooper             $1,750        $1,750        $2,000        $1,500       $73,250
------------------------------------------------------------------------------------------------
Donald J. Donahue***          $1,750        $1,750        $2,000        $1,500       $44,500
------------------------------------------------------------------------------------------------
Jack W. Fritz                 $1,750        $1,750        $2,000        $1,500       $73,250
------------------------------------------------------------------------------------------------
Jeffrey E. Garten              N/A           N/A           N/A           N/A           N/A
------------------------------------------------------------------------------------------------
Thomas A. Melfe               $1,750        $1,750        $2,000        $1,500       $44,500
------------------------------------------------------------------------------------------------
Alexander B. Trowbridge       $1,750        $1,750        $2,000        $1,500       $73,250
------------------------------------------------------------------------------------------------



* Each Director/Trustee serves as a Director or Trustee of 39 investment companies advised by Warburg, except for Mr. Melfe, who also serves as a Director/Trustee of 38 investment companies advised by Warburg.



** Mr. Furth and Mr. Reichman receive compensation as affiliates of Warburg, and, accordingly, receive no compensation from any Fund or any other investment company advised by Warburg.



*** Mr. Donahue resigned as a Director/Trustee of each Fund effective February 6, 1998.



     As of January 30, 1999] Directors or officers of the Funds as a group owned less than 1% of the outstanding shares of each Fund. As of that date, the following shareholders beneficially owned 5% or more of each Fund's outstanding shares.

                                             Common Shares        Advisor Shares
                                             -------------        --------------
Balanced Fund

Growth & Income Fund

Capital Appreciation Fund

Health Sciences Fund



Portfolio Managers of the Funds



         Balanced Fund. Brian S. Posner, Scott T. Lewis and Dale C. Christensen serve as Co-Portfolio Managers of the Balanced Fund. Mr. Brian S. Posner is also the Portfolio Manager of the Growth & Income Fund, the Growth & Income Portfolio of the Warburg Pincus Trust and the Value Portfolio of the Warburg Pincus Institutional Fund, Inc. Prior to joining Warburg, Mr. Posner was employed from 1987 to 1996 by Fidelity Investments, where, most recently, he was the vice president and portfolio manager of the Fidelity Equity-Income II Fund. Mr. Posner received an undergraduate degree from Northwestern University and his M.B.A. in finance from the University of Chicago.


         Mr. Lewis is also a Vice President and a research analyst at Warburg. Prior to joining Warburg, Mr. Lewis was an assistant portfolio manager at Bench Corporation from 1984 to 1985 and a trader at Atlanta/Sosnoff Management Corp. from 1984 to 1985 and a trader at E.F. Hutton & Co. from 1982 to 1984. Mr. Lewis received his M.B.A. and B.S. degrees from New York University.

         Mr. Christensen is also the Co-Portfolio Manager of Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund, Warburg Pincus Intermediate Maturity Government Fund and Warburg Pincus New York Intermediate Municipal Fund, the Global Fixed Income Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust II and the Fixed Income Portfolio of Warburg Pincus Trust. He also directs the fixed income group at Warburg, which he joined in 1989, providing portfolio management for institutional clients around the world. Mr. Christensen was a vice president in the International Private Banking division at Citicorp from 1984 to 1989. Prior to that, Mr. Christensen was a fixed income portfolio manager at CIC Asset Management from 1982 to 1984. Mr. Christensen earned a B.S. in Agriculture from the University of Alberta and a B.Ed. in Mathematics from the University of Calgary, both located in Canada.


         Growth & Income Fund. Mr. Posner (described above) is also the Portfolio Manager of the Growth & Income Fund.



         Capital Appreciation Fund. Ms. Susan L. Black, Portfolio Manager of the Capital Appreciation Fund, is also Co-Portfolio Manager of the Health Sciences Fund.

Ms. Black is a Managing Director of Warburg as well as the Director of Research and a Senior Portfolio Manager of the Institutional Growth Equity product. From 1961 until 1973, Ms. Black was employed by Argus Research, first as a securities analyst, then as director of research. From 1973 until 1977 and from 1978 until 1979 Ms. Black was a vice president of research at Drexel Burnham Lambert. From 1977 until 1978 Ms. Black was a vice president of research at Donaldson, Lufkin & Jenrette. From 1979 until 1985 Ms. Black was a partner at Century Capital Associates. Ms. Black joined Warburg in 1985. Ms. Black received a B.A. degree from Mount Holyoke College.



         Health Sciences Fund. Ms. Susan L. Black (described above) is also Co-Portfolio Manager of the Health Sciences Fund.



         Ms. Patricia F. Widner, Co-Portfolio Manager of the Health Sciences Fund, is a Vice President of Research at Warburg, which she joined in 1991 as the healthcare securities analyst for the firm. From 1985 to 1991, she was a vice president and securities analyst, investing in the securities of venture capital and small capitalization healthcare companies, for Citibank Investment Management, which changed its name in 1988 to Chancellor Capital Management. From 1984 to 1985, Ms. Widner served as a marketing director at Whittaker Health Services, a start-up HMO which later was sold to The Travelers Group. In 1984, Ms. Widner was employed by Merrill Lynch as an investment banker specializing in not-for-profit hospitals. Between 1979 and 1982, she was a practicing dietitian and a sales representative for Abbott Laboratories. Ms. Widner received a B.S. from Marymount College, an M.B.A. from The Wharton School, University of Pennsylvania and completed the Registered Dietitian program at Peter Bent Brigham Hospital in Boston, Massachusetts.


Investment Adviser and Co-Administrators


         Warburg, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC both serve as co-administrators to each Fund pursuant to separate written agreements (the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). Each class of shares of a Fund bears its proportionate share of fees payable to Warburg, Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets.



-----------------------------------------------------------------------------

                      Year/ Period        Gross                      Net
       Fund              Ended         Advisory Fee    Waiver    Advisory Fee
-----------------------------------------------------------------------------
Balanced Fund        August 31, 1996     $170,672     $145,632     $ 25,040
                    ---------------------------------------------------------
                     August 31, 1997     $319,264     $140,469     $178,795
                    ---------------------------------------------------------
                    October 31, 1997     $ 60,121     $ 35,238     $ 24,883
                    ---------------------------------------------------------
                    October 31, 1998
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------------

                              Year/ Period        Gross                      Net
       Fund                      Ended         Advisory Fee    Waiver    Advisory Fee
-------------------------------------------------------------------------------------
Growth & Income Fund         August 31, 1996    $7,914,238           0    $7,914,238
                            ---------------------------------------------------------
                             August 31, 1997    $4,637,851           0    $4,637,851
                            ---------------------------------------------------------
                            October 31, 1997    $  901,812           0    $ 901,812
                            ---------------------------------------------------------
                            October 31, 1998
-------------------------------------------------------------------------------------
Capital Appreciation Fund   October 31, 1996    $2,323,788           0    $2,323,788
                            ---------------------------------------------------------
                            October 31, 1997    $3,847,872           0    $3,847,872
                            ---------------------------------------------------------
                            October 31, 1998
-------------------------------------------------------------------------------------
Health Sciences Fund        October 31, 1997    $  124,333    $124,333             0
                            ---------------------------------------------------------
                            October 31, 1998
-------------------------------------------------------------------------------------



         PFPC and Counsellors Service earned the following amounts in co-administration fees.



---------------------------------------------------------------------------------------------------
                  Fund             Year                      PFPC           Counsellors Service
---------------------------------------------------------------------------------------------------
 Balanced Fund                August 31, 1996             $  28,445               $ 18,949
                                                     ($4,713 with waiver)
                             ----------------------------------------------------------------------
                              August 31, 1997             $  53,211               $ 35,474
                             ----------------------------------------------------------------------
                             October 31, 1997             $  10,020               $  6,680
                             ----------------------------------------------------------------------
                             October 31, 1998
---------------------------------------------------------------------------------------------------
 Growth & Income Fund         August 31, 1996             $1,645,362              $992,718
                             ----------------------------------------------------------------------
                              August 31, 1997             $ 927,570               $555,880
                             ----------------------------------------------------------------------
                             October 31, 1997             $ 180,362               $109,797
                             ----------------------------------------------------------------------
                             October 31, 1998
---------------------------------------------------------------------------------------------------
 Capital Appreciation Fund   October 31, 1996             $ 332,684               $332,684
                             ----------------------------------------------------------------------
                             October 31, 1997             $ 535,580               $549,696
                             ----------------------------------------------------------------------
                             October 31, 1998
---------------------------------------------------------------------------------------------------
 Health Sciences Fund        October 31, 1997             $  12,433*              $ 12,433
                             ----------------------------------------------------------------------
                             October 31, 1998
---------------------------------------------------------------------------------------------------



Fully Waived


Custodians and Transfer Agent

         PNC Bank, National Association ("PNC") and State Street Bank and Trust Company serve as custodians of each Funds' U.S. and non-U.S. assets, respectively, pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Fund to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.



         State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Fund,
(ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.



Organization of the Funds



         Capital Appreciation Fund. The Fund's Agreement and Declaration of Trust (the "Trust Agreement") authorizes the Board to issue an unlimited number of full and fractional shares of common stock, $.001 par value per share, of which an unlimited number are designated "Common Shares" and an unlimited number are designated "Advisor Shares."



         Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Capital Appreciation Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that Warburg believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.



         Balanced Fund, Growth & Income Fund and Health Sciences Fund. Each Fund's charter authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares" and two billion shares are designated "Advisor Shares" in the case of the Balanced and Growth & Income Funds and one billion shares are designated "Common Shares" and one billion shares are designated "Advisor Shares" in the case of the Health Sciences Fund.

         All Funds. All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.



         Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. Lionel I. Pincus may be deemed to be a controlling person of the Balanced Fund and the Growth and Income Fund because he may be deemed to possess or share investment power over shares owned by clients of Warburg.



         The Funds are open-end management investment companies within the meaning of the 1940 Act. The Balanced and Growth & Income Funds were incorporated on January 29, 1996, under the laws of the State of Maryland. The Capital Appreciation Fund was organized on January 20, 1987 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Health Sciences Fund was incorporated on October 31, 1996 under the laws of the State of Maryland. Each of the Funds is diversified. Each Fund (except the Health Sciences Fund) offers two classes of shares, Common Shares and Advisor Shares. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.



         The Balanced Fund and the Growth & Income Funds were incorporated under the names Warburg, Pincus Balanced Fund, Inc. and Warburg, Pincus Growth & Income Fund, Inc., respectively. On May 3, 1996, each of the Balanced and Growth & Income Funds acquired all of the assets and liabilities of the investment portfolio of the RBB Fund with a similar name. On February 26, 1992, the Capital Appreciation Fund amended its Agreement and Declaration of Trust to change its name from "Counsellors Capital Appreciation Fund" to "Warburg, Pincus Capital Appreciation Fund." The Health Sciences Fund was incorporated under the name "Warburg, Pincus Health Sciences Fund, Inc."


Distribution and Shareholder Servicing


         Common Shares. The Balanced Fund and the Health Sciences Fund have each entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay Counsellors Securities, in consideration for Services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. Services performed by Counsellors Securities include
(i) the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation,
(a) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

         Pursuant to the 12b-1 Plan, Counsellors Securities provides the Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.


         For the period or year ended October 31, 1998, the Balanced Fund and the Health Sciences Fund Common Shares paid the following amounts pursuant to the 12b-1 Plan, all of which was spent on advertising, marketing communications and public relations.



                  ---------------------------------------
                  Fund                            Payment
                  ---------------------------------------
                  Balanced Fund                   $______
                  ---------------------------------------
                  Health Sciences Fund            $______
                  ---------------------------------------



         All Funds, Advisor Shares. The Balanced, Growth & Income, Capital Appreciation and the Health Sciences Fund (which currently does not offer Advisor Shares) have entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The Funds' Advisor Shares paid Institutions the following fees for the years or periods ended October 31, 1998, all of which were paid to Institutions:



                  ---------------------------------------
                  Fund                            Payment
                  ---------------------------------------
                  Balanced Fund                   $______
                  ---------------------------------------
                  Growth & Income Fund            $______
                  ---------------------------------------
                  Capital Appreciation Fund       $______
                  ---------------------------------------



         In addition to the 12b-1 fees payable by a Fund, Warburg or Counsellors Securities may pay Service Organizations a fee of up to .10% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Organizations for services provided or expenses incurred by the Service Organization that are not covered by an Agreement under the Fund's Distribution Plan. A portion of the Service Fee paid may be reimbursed by the Fund. The Service Fee payable to any particular Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.



         An Institution with which a Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.



         General. The Distribution Plans and the 12b-1 Plans will continue in effect for so long as its continuance is specifically approved at least annually by each Fund's

Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or the 12b-1 Plans, as the case may be ("Independent Directors"). Any material amendment of the Distribution Plans or the 12b-1 Plans would require the approval of the Board in the same manner. Neither the Distribution Plans nor the 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Distribution Plan and the 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund.


         Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)


         If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund will comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.



         Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.


                               EXCHANGE PRIVILEGE


         An exchange privilege with certain other funds advised by Warburg is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus fund at their respective net asset values. An Advisor Shareholder may exchange

Advisor Shares of a Fund for Advisor Shares of another Warburg Pincus fund at their respective net asset values. If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.



         The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.



         Each Fund reserves the right to refuse exchange purchases by any person or group if, in Warburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Funds and Their Investments


         Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Each Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.



         As a regulated investment company, each Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.



         If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.



         Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS"). Even if a Fund makes such an election, it is possible that it may incur an excise tax as a result of not having distributed net capital gains.



         The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


         With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.


         If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

         Each Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



Passive Foreign Investment Companies



         If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.



         Alternatively, a Fund may make a mark-to-market election that will result in a Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and Distributions


         Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

         Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

         Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

         If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


Sales of Shares


         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a

Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.


Foreign Taxes



         Income received by a Fund from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50 percent of the value of a Fund's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that a Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. In the absence of such an election, the foreign taxes paid by a Fund will reduce its investment company taxable income, and distributions of investment company taxable income received by the Fund from non-US sources will be treated as United States source income.



Backup Withholding



         Each Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.



Notices



         Shareholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.



Special Tax Matters Relating to the Balanced Fund



         The investment by the Balanced Fund in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends will ordinarily constitute taxable income to shareholders of the Fund.


Other Taxation

         Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                          DETERMINATION OF PERFORMANCE


         From time to time, a Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Funds." Current total return figures may be obtained by calling Warburg Pincus Funds at (800) 927-2874.



         With respect to a Funds' Common and Advisor Shares, the Funds' average annual total returns for the indicated periods ended October 31, 1998 were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):

                                  TOTAL RETURN



                                  Common Shares



---------------------------------------------------------------------------------------------------------------
                                                                                      From Commencement of
                                                                                     Operations or Ten-Year
           Fund                     One-Year                  Five-Year               (commencement date)
---------------------------------------------------------------------------------------------------------------
Balanced                          __%      (__%)                __% (__%)                     __% (__%)
                                                                                             (10/6/88)
---------------------------------------------------------------------------------------------------------------
Growth & Income                       __%                        __%                          __% (__%)
                                                                                             (10/6/88)
---------------------------------------------------------------------------------------------------------------
Capital Appreciation                  __%                        __%                             __%
                                                                                              (8/17/87)
---------------------------------------------------------------------------------------------------------------
Health Sciences                       N/A                        N/A                          __%+ (__%)+
                                                                                             (12/31/96)
---------------------------------------------------------------------------------------------------------------



+Non-annualized.



                                 Advisor Shares



---------------------------------------------------------------------------------------------------------------
                                                                                      From Commencement of
                                                                                           Operations
           Fund                     One-Year                  Five-Year               (commencement date)
---------------------------------------------------------------------------------------------------------------
Balanced                          __%      (__%)                ___                           __% (__%)
                                                                                             (7/31/95)
---------------------------------------------------------------------------------------------------------------
Growth & Income                       __%                       ___                             __%
                                                                                             (5/15/95)
---------------------------------------------------------------------------------------------------------------
Capital Appreciation                  __%                       ___%                            __%
                                                                                             (8/17/87)
---------------------------------------------------------------------------------------------------------------



 +Non-annualized.



         These total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).



         These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. Investors should note that this performance may not be representative of a Fund's total return over longer market cycles.



         When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. A Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).



         A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. A Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.



         A Fund may also advertise its yield. Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:


                            YIELD = 2[( a-b + 1)(6) -1]
                                        ---
                                        cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.


         The yield for the Common Shares of the Balanced Fund for the thirty-day period ended October 31, 1998 was ____% and for the Advisor Shares was ____%.



         The yield for the Common Shares of the Growth & Income Fund for the thirty-day period ended October 31, 1998 was ____% and for the Advisor Shares was ____%.



         The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

         In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.


         Each Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Balanced and Growth & Income Funds, with the S&P 500 Index; in the case of the Capital Appreciation Fund, with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Fund, the S&P Midcap 400 Index and the S&P Index; and in the case of the Health Sciences Fund, various unmanaged indexes, developed and maintained by S&P, relating to the securities of health sciences companies; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of any investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.



         In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market industry benchmarks. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL


         PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.



         Willkie Farr & Gallagher serves as counsel for each Fund as well as counsel to Warburg and Counsellors Securities.


                                  MISCELLANEOUS


         As of January 30, 1998, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:



                                ___________ Fund



                                    Common Shares         Advisor Shares





         Mr. Lionel I. Pincus, Chief Executive Officer of Warburg, may be deemed to have beneficially owned [___%, ___%, ____% and ___%] of the Common Shares outstanding of each of the Balanced, Growth & Income, Capital Appreciation and Health Sciences Funds, respectively, including shares owned by clients for which Warburg has investment discretion and by companies that Warburg may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.



                              FINANCIAL STATEMENTS

         Each Fund's audited annual report dated October 31, 1998, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual reports upon request by calling the Fund at 1-800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings


         Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.



         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


Short-Term Note Ratings

         The following summarizes the two highest ratings used by S&P for short-term notes:

         SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

         SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

         The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

         MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Corporate Bond and Municipal Obligations Ratings

         The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


         BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.



         B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


         CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

         To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The following summarizes the ratings used by Moody's for corporate bonds and Municipal Obligations:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


         C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C


                                OTHER INFORMATION



Item 23.           Exhibits


Exhibit No.        Description of Exhibit
-----------        ----------------------


     a             Articles of Incorporation.(1)



     b(1)          By-Laws.(1)



      (2)          Amendment to By-Laws.(2)



     c             Forms of Share Certificates.(3)



     d             Form of Investment Advisory Agreement.(4)



     e             Form of Distribution Agreement.(4)



     f             Not applicable.



     g(1)          Form of Custodian Agreement with PNC Bank, National
                   Association.(3)



      (2)          Custodian Agreement with State Street Bank and Trust
                   Company.(5)



     h(1)          Form of Transfer Agency Agreement.(3)


----------
(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A, filed on January 30, 1996 (Securities Act File No. 333-00533).

(2) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Warburg, Pincus Global Fixed Income Fund, Inc., filed on February 17, 1998 (Securities Act File No. 33-36066).

(3) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Warburg, Pincus Post-Venture Capital Fund, Inc., filed on September 22, 1995 (Securities Act File No. 33-61225).

(4)        Incorporated by reference to Registrant's Pre-Effective Amendment No.
           1 to the Registration Statement on Form N-1A, filed March 1, 1996 (Securities Act File No. 333-00533).

(5) Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed on December 31, 1997 (Securities Act File No. 333-00533).

      (2) Form of Co-Administration Agreement with Counsellors Funds Service, Inc.(3)



      (3)          Form of Co-Administration Agreement with PFPC Inc.(3)



      (4)          Forms of Services Agreements.(3)



    i Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.(6)



    j              Consent of Coopers & Lybrand L.L.P., Independent
                   Accountants.(6)



    k              Not Applicable.



    l              Purchase Agreement.(7)



    m(1)           Form of Shareholder Servicing and Distribution Plan.(3)



      (2)          Form of Distribution Plan.(8)



    n              Financial Data Schedule.(6)



    o              Rule 18f-3 Plan(6)




Item 24.    Persons Controlled by or Under Common Control with Registrant



            From time to time, Warburg Pincus Asset Management, Inc. ("Warburg") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. Warburg has seven wholly-owned subsidiaries: Counsellors Securities Inc., a New York corporation; Counsellors Funds Service Inc., a Delaware


----------
(6)        To be filed by amendment.

(7) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Growth & Income Fund, Inc., filed on March 1, 1996 (Securities Act File No. 333-00527).

(8) Incorporated by reference; material provisions of this exhibit substantially similar to the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc., filed on December 18, 1995 (Securities Act File No. 33-63655).

corporation; Counsellors Agency Inc., a New York corporation; Warburg, Pincus Investments International (Bermuda), Ltd., a Bermuda corporation; Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.




Item 25.    Indemnification


            Registrant, officers and directors of Warburg, of Counsellors Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement on Form N-1A of Warburg, Pincus Small Company Value Fund, Inc. (Securities Act No. 33-63653; Investment Company Act No. 811-07375), filed on October 25, 1995.


Item 26.    Business and Other Connections of Investment Adviser



            Warburg, a wholly owned subsidiary of Warburg, Pincus Asset Management Holdings, Inc., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).



Item 27.    Principal Underwriter



            (a) Counsellors Securities will act as distributor for Registrant, as well as for Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Central & Eastern Europe Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Emerging Markets II Fund; Warburg Pincus European Equity Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Global Telecommunications Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund; Warburg Pincus High Yield Fund; Warburg Pincus Institutional Fund; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus International Growth Fund; Warburg Pincus International Small Company Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan Small Company Fund; Warburg Pincus Long-Short Equity Fund; Warburg Pincus Long-Short Market Neutral Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus Municipal Bond Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt

Fund; Warburg Pincus Post-Venture Capital Fund; Warburg Pincus Select Economic Value Equity Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Global Fixed Income Fund; Warburg Pincus Strategic Value Fund; Warburg Pincus Trust; Warburg Pincus Trust II; Warburg Pincus U.S. Core Equity Fund; Warburg Pincus U.S. Core Fixed Income Fund; Warburg Pincus WorldPerks Money Market Fund and Warburg Pincus WorldPerks Tax Free Money Market Fund.


            (b) For information relating to each director and officer of Counsellors Securities, reference is made to Form BD (SEC File No. 15-654) filed by Counsellors Securities under the Securities Exchange Act of 1934.

            (c)   None.


Item 28.    Location of Accounts and Records


            (1)   Warburg, Pincus Balanced Fund, Inc.
                  466 Lexington Avenue
                  New York, New York  10017-3147
                  (Registrant's Articles of Incorporation, By-laws and minute books)

            (2)   Warburg Pincus Asset Management, Inc.
                  466 Lexington Avenue
                  New York, New York 10017-3147
                  (records relating to its functions as investment adviser)

            (3)   Counsellors Funds Service, Inc.
                  466 Lexington Avenue
                  New York, New York  10017-3147
                  (records relating to its functions as co-administrator)

            (4)   PFPC Inc.
                  400 Bellevue Parkway
                  Wilmington, Delaware  19809
                  (records relating to its functions as co-administrator)

            (5)   Counsellors Securities Inc.
                  466 Lexington Avenue
                  New York, New York 10017-3147
                  (records relating to its functions as distributor)


            (6)   PNC Bank, National Association
                  1600 Market Street
                  Philadelphia, Pennsylvania  19103
                  (records relating to its functions as custodian)

            (7)   State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110
                  (records relating to its functions as custodian, shareholder servicing agent, transfer agent and dividend disbursing agent)


Item 29.    Management Services


            Not applicable.


Item 30.    Undertakings


            (a) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a director or directors of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

            (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 3rd day of December, 1998.


                                    WARBURG, PINCUS BALANCED FUND, INC.

                                    By: /s/ Eugene L. Podsiadlo
                                        --------------------------------
                                        Eugene L. Podsiadlo
                                        President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature                           Title                      Date
---------                           -----                      ----


/s/ John L. Furth                   Chairman of the            December 3, 1998
John L. Furth                       Board of Directors



/s/ Eugene L. Podsiadlo             President                  December 3, 1998
Eugene L. Podsiadlo



/s/ Howard Conroy                   Vice President             December 3, 1998
Howard Conroy                       and Chief
                                    Financial Officer



/s/ Daniel S. Madden                Treasurer and              December 3, 1998
Daniel S. Madden                    Chief Accounting
                                    Officer



/s/ Richard N. Cooper               Director                   December 3, 1998
Richard N. Cooper



/s/ Jeffrey E. Garten               Director                   December 3, 1998
Jeffrey E. Garten



/s/ Jack W. Fritz                   Director                   December 3, 1998
Jack W. Fritz

/s/ Thomas A. Melfe                 Director                   December 3, 1998
Thomas A. Melfe



/s/ Arnold M. Reichman              Director                   December 3, 1998
Arnold M. Reichman



/s/ Alexander B. Trowbridge         Director                   December 3, 1998
Alexander B. Trowbridge